[ACHIEVEMENT FUNDS LOGO OMITTED]
                          ANNUAL REPORT TO SHAREHOLDERS
                                JANUARY 31, 1998

                          [PHOTO OF MOUNTAINS OMITTED]
                        [PHOTO OF ARCH OF ROCK OMITTED]
                       [PHOTO OF GREEN MOUNTAINS OMITTED]

TABLE OF CONTENTS

Letter to Shareholders .............................  1
Fund Objectives ....................................  3
Performance Highlights .............................  4
Investment Adviser's Report ........................  5
Management's Discussion & Analysis .................  8
Financial Statements ............................... 23
Notes to Financial Statements ...................... 51

-------------------------------------------------------
The Achievement Funds
Annual Report

JANUARY 31, 1998

STOCK AND BALANCED FUNDS
The Achievement Equity Fund
The Achievement Balanced Fund

BOND FUNDS
The Achievement Intermediate Term Bond Fund
The Achievement Short Term Bond Fund
The Achievement Short Term Municipal Bond Fund
The Achievement Idaho Municipal Bond Fund
The Achievement Municipal Bond Fund

                            [LOGO OMITTED]
                             THE ACHIEVEMENT FUNDS
                             For Your Life's Journey

LETTER TO SHAREHOLDERS

[PHOTO OF FREDERICK A. MORETON, JR., CHAIRMAN AND
JOHN L. RUDISILL, MANAGER OMITTED]

THE ACHIEVEMENT FUNDS CELEBRATED THEIR THREE-YEAR ANNIVERSARY IN DECEMBER 1997, AND COMPLETED FISCAL 1997-1998 WITH ANOTHER YEAR OF SOLID PERFORMANCE. OUR FUNDS HAVE BENEFITED GREATLY DURING OUR SHORT THREE-YEAR EXISTENCE FROM AN UNPRECEDENTED MARKET AND, MORE FUNDAMENTALLY, FROM THE IMPACT OF THE EVER GROWING INVESTING HABITS OF THE LARGEST POPULATION EXPLOSION IN THE 20TH CENTURY -- THE "BABY BOOMERS." THIS MASSIVE GROUP OF CONSUMERS IS MAKING A RADICAL SHIFT IN HOW THEY USE DISPOSABLE INCOME FROM ONE OF "SPENDERS" TO ONE OF "INVESTORS." AS THIS TREND CONTINUES INTO AND BEYOND THE YEAR 2000, EXPERTS IN THE FIELD PREDICT THAT MORE AND MORE FUNDS WILL FLOW INTO THE INVESTMENT VEHICLE OF CHOICE AMONG THE BABY BOOMERS -- MUTUAL FUNDS.

OUR FUNDS ARE MANAGED BY FIRST SECURITY INVESTMENT MANAGEMENT, INC. WITH AN EYE TOWARD THESE LONG-TERM CONSUMER TRENDS AND WITH THE UNDERSTANDING THAT LONG-TERM PERFORMANCE CAN ONLY BE SUSTAINED BY FOLLOWING A DISCIPLINED AND CONSISTENT MANAGEMENT STYLE. EACH OF THE ACHIEVEMENT FUNDS IS MANAGED WITH A SPECIFIC INVESTMENT OBJECTIVE IN MIND. THE ACCOMPANYING REPORT BY STERLING K. JENSON, PRESIDENT OF FIRST SECURITY INVESTMENT MANAGEMENT, INC., PROVIDES MORE INFORMATION ON EACH OF THE FUNDS AS WELL AS AN OUTLOOK FOR THE STOCK AND BOND MARKETS.

AS THE ACHIEVEMENT FUNDS MOVE INTO THEIR FOURTH YEAR, WE CONTINUE TO LOOK FOR WAYS TO IMPROVE AND EXPAND OUR PROGRAM. IN THIS REGARD, WE PLAN TO INTRODUCE A SECOND RETAIL CLASS OF SHARES DURING THE SECOND QUARTER OF 1998 FOR THE CORE EQUITY AND BOND FUNDS -- THE ACHIEVEMENT EQUITY FUND, THE ACHIEVEMENT BALANCED FUND, THE ACHIEVEMENT IDAHO MUNICIPAL BOND FUND, AND THE ACHIEVEMENT MUNICIPAL BOND FUND. THIS NEW RETAIL CLASS IS BEING DEVELOPED IN RESPONSE TO A GROWING DEMAND OVER THE LAST YEAR OR TWO BY THE RETAIL CONSUMERS WHO WISH TO INVEST IN FUNDS THAT DO NOT CHARGE A FRONT-END LOAD, YET WANT THE ABILITY TO RECEIVE PROFESSIONAL INVESTMENT ADVICE. WE ARE EXCITED ABOUT THESE AND OTHER CHANGES PLANNED FOR 1998.

WE GREATLY APPRECIATE THE ONGOING SUPPORT OF YOU, OUR SHAREHOLDERS, AND THE DIRECTION PROVIDED BY THE ACHIEVEMENT FUNDS BOARD OF TRUSTEES, AS WE ENJOY CONTINUED SUCCESS IN THIS EXCITING MARKETPLACE AND THE MUTUAL FUND INDUSTRY. YOUR COMMENTS AND QUESTIONS ARE ALWAYS WELCOME AND SHOULD BE DIRECTED TO YOUR FINANCIAL ADVISER OR OUR SHAREHOLDER SERVICES PERSONNEL AT 1 (800) 472-0577.


                                             /S/ SIGNATURE
                                             FREDERICK A. MORETON, JR.
                                             CHAIRMAN OF THE BOARD OF TRUSTEES
                                             The Achievement Funds Trust


                                             /S/ SIGNATURE
                                             JOHN L. RUDISILL
                                             SENIOR VICE PRESIDENT AND MANAGER
                                             Mutual Fund Center
                                             First Security Corporation

FUND OBJECTIVES                                            THE ACHIEVEMENT FUNDS

STOCK AND BALANCED FUNDS
--------------------------------------------------------------------------------

THE ACHIEVEMENT EQUITY FUND
To provide long-term capital appreciation with current income as a secondary consideration in selecting portfolio securities.

THE ACHIEVEMENT BALANCED FUND
To provide a total return (both income and capital appreciation) consistent with prudent investment risk.

BOND FUNDS
--------------------------------------------------------------------------------

THE ACHIEVEMENT INTERMEDIATE TERM BOND FUND
To provide income consistent with prudent investment risk and maintenance of appropriate liquidity.

THE ACHIEVEMENT SHORT TERM BOND FUND
To preserve principal value and maintain a high degree of liquidity while providing current income.

THE ACHIEVEMENT SHORT TERM MUNICIPAL BOND FUND
To provide as high a level of current income that is exempt from Federal income tax as is consistent with preservation of capital.

THE ACHIEVEMENT IDAHO MUNICIPAL BOND FUND
To provide as high a level of current income exempt from Federal and Idaho State income taxes as is consistent with preservation of capital.

THE ACHIEVEMENT MUNICIPAL BOND FUND
To provide as high a level of current income that is exempt from Federal income tax as is consistent with preservation of capital.

================================================================================
TERMS YOU NEED TO KNOW

TOTAL RETURN is the change in value of an investment from the beginning to the end of a period, assuming the reinvestment of all distributions.

NET ASSET VALUE (NAV) is the market worth of one share of a mutual fund. This figure is derived by taking a fund's total assets - securities, cash and any accrued earnings - deducting liabilities, and dividing by the number of shares outstanding.

YIELD is the percentage rate at which a fund's portfolio earns income, based on a formula set by the Securities and Exchange Commission.

PERFORMANCE HIGHLIGHTS OF THE FUNDS
FOR THE PERIOD ENDED JANUARY 31, 1998


===================================================================================================================================
                                     TOTAL        TOTAL RETURN                   NAV SHARE     NAV SHARE
THE ACHIEVEMENT FUNDS             NET ASSETS       ANNUALIZED     TOTAL RETURN     PRICE         PRICE      30-DAY    DISTRIBUTIONS
                                (IN MILLIONS)   SINCE INCEPTION     ONE YEAR      1/31/97       1/31/98    SEC YIELD    PER SHARE
===================================================================================================================================
EQUITY           INSTITUTIONAL     $195.5           24.90%           22.14%       $14.03        $15.34       0.59%        $1.78
FUND             RETAIL CLASS A       9.8           24.25            21.78         14.04         15.34       0.34          1.74
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED         INSTITUTIONAL      175.8           17.89            17.28         12.01         13.10       2.10          0.94
FUND             RETAIL CLASS A       3.9           17.23            16.92         12.00         13.08       1.77          0.91
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE     INSTITUTIONAL      161.7            8.35             8.82         10.37         10.63       5.19          0.62
TERM BOND FUND   RETAIL CLASS A       2.8            7.68             8.60         10.40         10.66       4.77          0.60
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM       INSTITUTIONAL       50.9            6.22             6.25         10.01         10.05       5.06          0.57
BOND FUND        RETAIL CLASS A        .2            5.82             6.04         10.00         10.04       4.74          0.55
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM       INSTITUTIONAL       15.6            4.70             4.38         10.08         10.05       3.38          0.45
BOND FUND        RETAIL CLASS A        .2            4.52             4.08         10.10         10.08       3.09          0.42
-----------------------------------------------------------------------------------------------------------------------------------
IDAHO MUNICIPAL  INSTITUTIONAL       26.1            7.94             9.06         10.41         10.82       4.21          0.51
BOND FUND        RETAIL CLASS A       9.3            7.22             8.84         10.44         10.85       3.81          0.49
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL        INSTITUTIONAL       63.0            8.99             9.90         10.02         10.38       4.69          0.60
BOND FUND        RETAIL CLASS A       9.9            9.09             9.78         10.01         10.38       4.27          0.58
-----------------------------------------------------------------------------------------------------------------------------------


THE ACHIEVEMENT FUNDS                                                         TOTAL RETURN ANNUALIZED SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------
EQUITY FUND                 INSTITUTIONAL   (12/28/94)                            24.90%
                            RETAIL CLASS A  (3/6/95)                              24.25%
---------------------------------------------------------------------------------------------------------------------------
BALANCED FUND               INSTITUTIONAL   (12/28/94)                            17.89%
                            RETAIL CLASS A  (3/6/95)                              17.23%
---------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TERM           INSTITUTIONAL   (12/28/94)                             8.35%
BOND FUND                   RETAIL CLASS A  (3/6/95)                               7.68%
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND        INSTITUTIONAL   (12/28/94)                             6.22%
                            RETAIL CLASS A  (3/6/95)                               5.82%
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM MUNICIPAL        INSTITUTIONAL   (12/28/94)                             4.70%
BOND FUND                   RETAIL CLASS A  (3/6/95)                               4.52%
---------------------------------------------------------------------------------------------------------------------------
IDAHO MUNICIPAL             INSTITUTIONAL   (12/28/94)                             7.94%
BOND FUND                   RETAIL CLASS A  (3/6/95)                               7.22%
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND         INSTITUTIONAL   (11/1/96)                              8.99%
                            RETAIL CLASS A  (11/4/96)                              9.09%
                                                               0        5       10       15       20        25     30
                                                                                   Percent (%)

PERFORMANCE DATA REPRESENT PAST RESULTS AND ARE NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
YIELD FLUCTUATES. YIELD REFLECTS THE PORTFOLIO'S EARNING POWER, NET OF FUND EXPENSES.


                                                           THE ACHIEVEMENT FUNDS

INVESTMENT ADVISER'S REPORT
[PHOTO OF STERLING K. JENSON OMITTED]

Have we finally arrived in Camelot? Is the investing landscape fundamentally different now from any point in the past 50 years? The market completed its third calendar year of plus 20 percent returns in December, 1997, an unprecedented run.

Some say that these days you don't have bulls and bears, you have believers in the "New Era" and people who don't think it's permanent. New Era thinking provides for a continuation of the perplexing strong economic growth with modest inflation. Over the last 50 years, it's been inflation and the strong economy that's caused interest rates to go up, and in turn ended each bull market. What's peculiar here is that with strong growth we are actually experiencing some mild deflation.

The stock market actually peaked in August then struggled the remaining five months. Cracks appeared in August with some high-profile earnings disappointments. On October 27, a stunning meltdown in Hong Kong triggered a correction which rolled around the world and into the United States. The Dow plunged 554 points, or 7.2%, its biggest point-drop ever, triggering the New York Stock Exchange's circuit breakers for the first time. With the industrial average down that day 13.3% from its August 6th high, it was the first time since the bull market began in 1990 that the average was off its closing high by at least 10%, the decline most people consider a correction. Then, just as abruptly, the stock market staged a sharp comeback the next day, soaring 4.7%. For investors who braved the overseas stock markets, 1997 will certainly be a year to remember. Those who turned to the Asian markets in search of high returns suffered the most severe losses. By year end, Malaysia's stock-market index had fallen 52%, Thailand 55%, Indonesia 37%, South Korea 42%, and Japan 21% in local currency terms.

In the U.S. the eye-popping index returns masked a two-tier market. The biggest stocks were the leaders, leaving their smaller counterparts languishing in their wake. The year's winners proved to be almost the same big companies that have led the charge throughout the bull market; General Electric, Gillette, Coca-Cola and IBM. Stocks that disappointed in any fashion were figuratively "taken out behind the woodshed to be shot."

STOCK MARKET OUTLOOK FOR 1998
-------------------------------------------------------------------------------

Perhaps the only certain prediction for 1998 is that lots of volatility should continue and investors can expect to experience many sleepless nights. On nearly a third of the trading sessions in 1997, the Dow rose or fell more than 1%, one of the most volatile years in history. Expect more of the same in 1998. In 1998 avoiding the losers will almost be more important than picking the winners. At year end, the market traded at 19 times estimated 1998 earnings, a year-end record and up from 16 times earnings a year earlier. This suggests that New Era or not, the stock market isn't well positioned to absorb any disappointment.

[LINE GRAPH DEPICTING THE S&P 500 INDEX OMITTED]

   Index Level

 1/31/97  786.16
 4/30/97  801.34
 7/31/97  954.29
10/31/97  914.62
 1/31/98  980.28

The fundamentals of the past, though a bit stretched, should continue to favorably impact the stock market into the foreseeable future. I would like to highlight four factors that should keep the positive direction intact.

POSITIVE CASH FLOW
-------------------------------------------------------------------------------

Merger mania continues. In 1997 an amazing 10,700 transactions valued at $919 billion were announced in the U.S., up 47% from last year's $626 billion. Blockbuster deals included the acquisition of companies like Dean Witter, MCI Communications, Barnett Banks, CoreStates Financial, U.S. Bancorp, Salomon, and ITT. This megatrend of mergers should continue into 1998 as corporations search for ways to grow top line revenues. This shrinkage of stocks outstanding and bidding up of acquired company stock prices should be positive for the markets.

In addition, stocks should continue to be the investment of choice for Baby Boomer 401(k) investors, safe haven seekers from overseas, and asset allocation decision makers who view bond and money market returns as tepid at best.

FAVORABLE FISCAL AND MONETARY POLICY
-------------------------------------------------------------------------------

Trends in Washington have never been better for the stock market. Tax rates have been lowered for capital gains and we may see further reductions in estate and inheritance taxes. Deregulation, with competitive free markets, continues to be in vogue. Trade barriers and restrictions continue to be reduced. And finally, no major income packages such as mandatory health care are coming forth. These favorable trends, coupled with the potential for the first budget surplus since 1969, should be friendly for the markets in 1998.

[LINE GRAPH DEPICTING LEHMAN AGGREGATE BOND INDEX OMITTED]

    Index Level

 1/31/97  607.53
 4/30/97  611.93
 7/31/97  646.8
10/31/97  662.25
 1/31/98  683.4

                                                          THE ACHIEVEMENT FUNDS

LOW INFLATION AND INTEREST RATES
-------------------------------------------------------------------------------

With inflation remaining under 2 percent and the 30-year Treasury average yield pegged at 6% or lower, market price/earnings ratios should be able to hold constant at above the 20 times level throughout the coming year. Future streams of corporate earnings should become much more valuable in a present-value analysis, providing a strong underpinning to individual stock values.

CORPORATE EARNINGS GROWTH
-------------------------------------------------------------------------------

Market strategists' forecasts for earnings growth for 1998 range from a decline of 10% to a modest increase of 4% to 5%. We feel that innovative measures from corporate managements, coupled with enhanced worker productivity, cost cutting measures, reduced debt costs, and further merger and downsizing activities should provide a higher-than-expected 8% to 10% profit growth for the year. This, however, would be the weakest profit growth rate since 1991.

MARKET FORECAST
-------------------------------------------------------------------------------

Stocks aren't cheap, but that doesn't mean they won't go higher. Given the favorable conditions I have outlined, the Dow has the potential of finishing 1998 at the 9000 level for a 14 percent price increase. Throughout the year it is possible that the 9500 level will be tested on the upside and the 7000 level on the downside. Expect volatility to become commonplace with 100 point swings in the Dow becoming more the norm than the exception.

Risks to the forecast include the potential for conflict in Asia or the Middle East, unexpected recessionary forces taking hold in the U.S., unexpected wage rate acceleration in the U.S. driving inflation higher, a short-term violent correction in the stock market damaging investors' optimism, or most importantly, a slowdown or reduction in corporate earnings growth.

BOND MARKET OUTLOOK FOR 1998
-------------------------------------------------------------------------------

With Treasury bond yield falling from 6.64% to 5.92% in 1997, a stellar year was indeed enjoyed by bond investors. The Lehman Brothers aggregate bond index, a benchmark used by most investment managers, scored an impressive 9.4% total return, which includes interest income and price moves. Limited inflation, a strong dollar, and favorable prospects for the balanced budget have set the stage for a Treasury bond rate to remain in the 51/2 to 6 percent range. Bonds should, therefore, provide positive returns of coupon income plus some slight price appreciation throughout 1998.

SUMMARY
-------------------------------------------------------------------------------

Following three years of far above-average stock market performance, we believe investors should anticipate more moderate returns in 1998. We do foresee opportunities for investors to generate returns exceeding 15% from a diversified portfolio of stocks. However, we believe the risk of loss will increase for individual stock selections where potential for earnings disappointments exist.





/S/ SIGNATURE


Sterling K. Jenson
PRESIDENT
First Security Investment Management, Inc.

MANAGEMENT'S DISCUSSION & ANALYSIS
OF FUND PERFORMANCE

THE ACHIEVEMENT EQUITY FUND
-------------------------------------------------------------------------------

The Achievement Equity Fund seeks long-term capital appreciation with current income as a secondary consideration. The Fund should interest investors who seek capital appreciation over the long-term to satisfy a future goal.

For the fiscal year ending January 31, 1998, the Fund's Institutional Class provided a total return of 22.1%; since inception on December 28, 1994 total cumulative return was 98.9%*. The S&P 500 Index returned 26.9% for the year ending January 31, 1998. As an additional comparison, the Dow Jones Industrial Average returned 18.2%.

The Fund invests in medium to large capitalization companies that are seasoned in their businesses through many economic cycles. Selected stocks show good growth in earnings yet are priced attractively in relation to those earnings. The only derivative action allowed in the portfolio is covered-call writing as described in the prospectus. The Fund may write covered-call options as a means of increasing the yield of the portfolio and as a way to provide limited protection against decreases in the market value of portfolio securities. No other derivative products are utilized in managing the Fund.

The portfolio is diversified with the average weighting per stock at less than 2% of the total. Sector weightings are moderately over- or under-weighted to the S&P 500 Index based on our economic and market outlook. Performance differences between the Fund and the Index should, therefore, be determined by the sector weighting differences and individual stock selections.

Presently, the Achievement Equity Fund is weighted by sector in line with the weightings of the S&P 500 Index, with the exception of a modest under-weighting in consumer staples and a modest overweighting in health care.

*The Retail Class of the Achievement Equity Fund produced a total return of 21.78%. Including the maximum sales charge of 4.50%, the total return of the Fund's Retail Class was 16.31%.

                                                          THE ACHIEVEMENT FUNDS

                ACHIEVEMENT EQUITY FUND -- INSTITUTIONAL CLASS
         [LINE GRAPH DEPICTING GROWTH OF $10,000 INVESTMENT OMITTED]

         ACHIEVEMENT EQUITY FUND,  STANDARD & POOR'S 500
           INSTITUTIONAL CLASS        COMPOSITE INDEX
   12/31/94      $10,000                    $10,000
    1/31/95       10,291                     10,259
    1/31/96       13,641                     14,221
    1/31/97       16,369                     17,965
    1/31/98       19,993                     22,800

             AVERAGE ANNUAL TOTAL RETURN
    ONE YEAR       ANNUALIZED          ANNUALIZED INCEPTION
     RETURN     THREE YEAR RETURN           TO DATE
     22.14%         24.78%                  24.90%

 PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


                ACHIEVEMENT EQUITY FUND -- RETAIL CLASS A
        [LINE GRAPH DEPICTING GROWTH OF $10,000 INVESTMENT OMITTED]

          ACHIEVEMENT EQUITY FUND, STANDARD & POOR'S 500
               RETAIL CLASS A         COMPOSITE INDEX
        3/31/95   $ 9,550                  $10,000
        1/31/96    11,982                   12,961
        1/31/97    14,345                   16,373
        1/31/98    17,470                   20,779

                  AVERAGE ANNUAL TOTAL RETURN
        ONE YEAR RETURN              ANNUALIZED INCEPTION TO DATE
             21.78%                          24.25%
             16.31%*                         22.28%*

*with load
PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ACHIEVEMENT BALANCED FUND
-------------------------------------------------------------------------------
The Achievement Balanced Fund seeks both income and capital appreciation consistent with prudent investment risk. The Fund attempts to "walk the line" between income and growth by taking advantage of the potential for growth offered by stocks and income offered by bonds.

For the fiscal year ending January 31, 1998, the Institutional Class of the Fund produced a total return of 17.28%*. Its benchmark, the weighted average of the Lehman Intermediate Government/Corporate Bond Index and the S&P 500 Index had a total return of 17.87%.

The difference in performance between the Fund and its benchmark can be attributed to stock selection. The absence in the Fund of some of the larger and more expensive stocks that make up the index impacted the Fund's performance as those stocks again performed very well over the last year. The Fund invests in medium to large capitalization companies that demonstrate good growth in earnings yet are priced attractively in relation to those earnings. Some of the best performing stocks in the market last year did not fit the Fund's investment parameters.

The Fund maintained its bond allocation with a slightly longer maturity and duration than the Lehman Index. With an average bond allocation of 35% the longer maturity and duration helped increase the Fund's yield in an otherwise flat year for bonds.

Looking forward, we expect both the bond and stock markets to have positive returns this year. Inflation should remain under control and interest rates should continue their downward trend under this scenario. We do expect the growth rate of earnings to moderate this year, but with a decline in interest rates the moderation in earnings should not be enough to put downward pressure on the stock market. The Fund is positioned for a rising stock market with almost 65% of its assets in equity. The equity portion of the Fund is highly diversified with the average weighting in any individual stock between 1% and 2%. Sector weightings are also conservative with slight variations relative to the S&P 500 Index. The bond portion of the Fund continues to maintain a maturity and duration that is slightly longer than the Lehman Index. This is also a result of our expectation for flat to declining interest rates. The Achievement Balanced Fund will actively change both its asset class allocation and individual security positions in response to any changes in the market or economy.

*The Retail Class of the Achievement Balanced Fund produced a total return of 16.92% for the period. Including the maximum sales charge of 4.50%, the total return of the Fund's Retail Class was 11.62%.

                                                          THE ACHIEVEMENT FUNDS

               ACHIEVEMENT BALANCED FUND -- INSTITUTIONAL CLASS
         [LINE GRAPH DEPICTING GROWTH OF $10,000 INVESTMENT OMITTED]

              ACHIEVEMENT BALANCED  STANDARD & POOR'S   LEHMAN INTERMEDIATE
               FUND, INSTITUTIONAL    500 COMPOSITE    GOVERNMENT/CORPORATE
                      CLASS                INDEX            BOND INDEX
       12/31/94     $10,000               $10,000           $10,000
        1/31/95      10,231                10,259            10,168
        1/31/96      12,702                14,221            11,630
        1/31/97      14,230                17,965            12,045
        1/31/98      16,689                22,800            13,113

               AVERAGE ANNUAL TOTAL RETURN

    ONE YEAR         ANNUALIZED              ANNUALIZED INCEPTION
     RETURN      THREE YEAR RETURN                 TO DATE
     17.28%           17.72%                       17.89%

 PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

             ACHIEVEMENT BALANCED FUND -- RETAIL CLASS A
    [LINE GRAPH DEPICTING GROWTH OF $10,000 INVESTMENT OMITTED]

       ACHIEVEMENT BALANCED  STANDARD & POOR'S   LEHMAN INTERMEDIATE
           FUND, RETAIL        500 COMPOSITE    GOVERNMENT/CORPORATE
             CLASS A               INDEX            BOND INDEX
  3/31/95   $ 9,550              $10,000             $10,000
  1/31/96    11,377               12,961              11,142
  1/31/97    12,720               16,373              11,540
  1/31/98    14,872               20,779              12,562

              AVERAGE ANNUAL TOTAL RETURN

        ONE YEAR RETURN               ANNUALIZED INCEPTION TO DATE
            16.92%                                 17.23%
            11.62%*                                15.38%*
 *with load

 PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ACHIEVEMENT INTERMEDIATE TERM BOND FUND
-------------------------------------------------------------------------------

The Achievement Intermediate Term Bond Fund seeks to provide income consistent with prudent investment risk and maintenance of appropriate liquidity. Fund volatility is managed based upon economic, capital market, and interest expectations. The Fund should be considered by investors desiring a relatively stable income-producing investment with managed volatility and investment grade securities.

The total return for the Institutional Class of the Fund for the fiscal year ending January 31, 1998 was 8.82%*. The Fund performed in line with the Lehman Intermediate Government/ Corporate Bond Index, which had a total return of 8.86% for the same period. Treasury yields are likely to continue to be volatile in the first half of the year, reacting to news on the Asian markets and domestic economic strength. The 30-year Treasury is likely to trade in a range of 5.50% to 6.25% through the first half of the year.

Individual bond purchases are based upon credit quality, liquidity, and historical and relative yield comparisons. Additionally, bonds are analyzed for their individual impact on the Fund as a whole in regards to average maturity, duration, allocation, sector weighting and diversification.

Despite tight labor markets and good economic growth, interest rates fell in 1997 causing the domestic bond market to rally. Interest rates as measured by U.S. Treasury bonds fell from 6.64% to 5.92% for the thirty year bond, from 6.42% to 5.71% for the ten year bond and from 5.87% to 5.64% for the two year bond. The rally was based upon concern over the Asian economic crisis, flight to quality, and evidence of continued price/inflation stability. Year-over-year inflation for 1997 as measured by the Consumer Price Index (CPI) was up only 1.7%, the lowest increase since 1985 and the more stable core CPI was up only 2.2%, the smallest increases since 1965. Even though interest rates have dropped considerably, the "real" rate of interest (the difference between the inflation rate and current bond yields) is still historically quite high. The current "real" rate of interest is around 4% compared to a long-term average of around 3%.

Duration and average maturity have been maintained somewhat longer than the comparative Lehman Intermediate Government/Corporate Bond Index and "spread product" has been overweighted on a relative basis. These positions were positive total return influences in 1997. Based on our continued outlook for a slower growth economy and the desire for attractive income levels these positions are expected to be maintained.


*The Retail Class of the Achievement Intermediate Term Bond Fund produced a total return of 8.60% for the period. Including the maximum sales charge of 3.50%, the total return of the Fund's Retail Class was 4.77%.

                                                          THE ACHIEVEMENT FUNDS

           ACHIEVEMENT INTERMEDIATE TERM BOND FUND -- INSTITUTIONAL CLASS
            [LINE GRAPH DEPICTING GROWTH OF $10,000 INVESTMENT OMITTED]

            ACHIEVEMENT INTERMEDIATE-TERM             LEHMAN
                      BOND FUND,                   INTERMEDIATE
                 INSTITUTIONAL CLASS     GOVERNMENT/CORPORATE BOND INDEX
   12/31/94          $10,000                         $10,000
    1/31/95           10,147                          10,168
    1/31/96           11,529                          11,630
    1/31/97           11,767                          12,045
    1/31/98           12,804                          13,113

               AVERAGE ANNUAL TOTAL RETURN

      ONE YEAR                ANNUALIZED         ANNUALIZED INCEPTION
       RETURN             THREE YEAR RETURN           TO DATE
       8.82%                   8.06%                   8.35%

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

          ACHIEVEMENT INTERMEDIATE TERM BOND FUND -- RETAIL CLASS A [LINE GRAPH DEPICTING GROWTH OF $10,000 INVESTMENT OMITTED]

            ACHIEVEMENT INTERMEDIATE-TERM             LEHMAN
                      BOND FUND,                   INTERMEDIATE
                 RETAIL CLASS A          GOVERNMENT/CORPORATE BOND INDEX
  3/31/95           $10,000                        $10,000
  1/31/96            10,693                         11,142
  1/31/97            10,886                         11,540
  1/31/98            11,822                         12,562

                  AVERAGE ANNUAL TOTAL RETURN

  ONE YEAR RETURN                ANNUALIZED INCEPTION TO DATE
       8.60%                                 7.68%
       1.77%*                                6.36%*

*with load
 PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ACHIEVEMENT SHORT TERM BOND FUND
-------------------------------------------------------------------------------

The objective of The Achievement Short Term Bond Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund should be considered by investors who seek a high quality, relatively stable income-producing investment and are willing to accept a moderate degree of risk.

The Fund seeks to achieve a total return over time greater than that of the average money market fund. The Institutional Class of the Fund had a return of 6.25% for the fiscal year ending January 31, 1998*. Using the 3-month T-bill as a proxy, the average money market fund produced a total return of 5.55% for the same time period. As an additional comparison, the Salomon One-Year Treasury benchmark returned 6.27%.

Individual bond purchases are based upon credit quality, liquidity, and historical and relative yield comparisons. Additionally, bonds are analyzed for their individual impact on the Fund as a whole in regards to average maturity, duration, allocation, sector weighting and diversification.

Despite tight labor markets and good economic growth, interest rates fell in 1997 causing the domestic bond market to rally. Interest rates as measured by U.S. Treasury bonds fell from 6.64% to 5.92% for the thirty year bond, from 6.42% to 5.71% for the ten year bond and from 5.87% to 5.64% for the two year bond. The rally was based upon concern over the Asian economic crisis, flight to quality, and evidence of continued price/inflation stability. Year-over-year inflation for 1997 as measured by the Consumer Price Index (CPI) was up only 1.7%, the lowest increase since 1985 and the more stable core CPI was up only 2.2%, the smallest increases since 1965. Even though interest rates have dropped considerably, the "real" rate of interest (the difference between the inflation rate and current bond yields) is still historically quite high. The current "real" rate of interest is around 4% compared to a long-term average of around 3%. Treasury yields are likely to continue to be volatile in the first half of the year, reacting to news on the Asian markets and domestic economic strength. The 30-year Treasury is likely to trade in a range of 5.50% to 6.25% through the first half of the year.

Benefits of holding the Short Term Bond Fund remain the same. Because of the short term nature of the portfolio volatility should generally be low while at the same time income generated should be competitive with or superior to money market yields.

*The Retail Class of the Achievement Short Term Bond Fund produced a total return of 6.04% for the period. Including the maximum sales charge of 1.50%, the total return of the Fund's Retail Class was 4.48%.

                                                          THE ACHIEVEMENT FUNDS

     ACHIEVEMENT SHORT TERM BOND FUND -- INSTITUTIONAL CLASS
   [LINE GRAPH DEPICTING GROWTH OF $10,000 INVESTMENT OMITTED]

      ACHIEVEMENT SHORT-TERM    SALOMON 1-3 YEAR     SALOMON 1-YEAR
             BOND FUND,       TREASURY/GOVERNMENT  TREASURY BENCHMARK
       INSTITUTIONAL CLASS      /CORPORATE INDEX       ON-THE-RUN
12/31/94     $10,000               $10,000              $10,000
 1/31/95      10,062                10,138               10,101
 1/31/96      10,847                11,182               10,879
 1/31/97      11,324                11,718               11,478
 1/31/98      12,032                12,559               12,198

          AVERAGE ANNUAL TOTAL RETURN

    ONE YEAR           ANNUALIZED             ANNUALIZED INCEPTION
     RETURN        THREE YEAR RETURN                TO DATE
      6.25%              6.14%                       6.22%

 PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

             ACHIEVEMENT SHORT TERM BOND FUND -- RETAIL CLASS A
        [LINE GRAPH DEPICTING GROWTH OF $10,000 INVESTMENT OMITTED]

      ACHIEVEMENT SHORT-TERM    SALOMON 1-3 YEAR     SALOMON 1-YEAR
             BOND FUND,       TREASURY/GOVERNMENT  TREASURY BENCHMARK
          RETAIL CLASS A        /CORPORATE INDEX       ON-THE-RUN
  3/31/95    $ 9,850               $10,000              $10,000
  1/31/96     10,460                10,821               10,613
  1/31/97     10,883                11,340               11,198
  1/31/98     11,540                12,154               11,900

                 AVERAGE ANNUAL TOTAL RETURN

      ONE YEAR RETURN             ANNUALIZED INCEPTION TO DATE
           6.01%                              5.82%
           4.48%*                             5.28%*

*with load
    PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ACHIEVEMENT SHORT TERM MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

The investment objective of the Achievement Short Term Municipal Bond Fund is to provide as high a level of current income that is exempt from Federal income tax as is consistent with preservation of capital. The Institutional Class of the Fund returned 4.38% for the fiscal year ended January 31, 1998*. In comparison, the Lehman Brothers 1-Year Municipal Bond Index returned 4.58% for the same period.

The Fund holds only municipal bonds with maturities of 4 years or less. The current average maturity is 2.6 years, slightly below the maximum allowed of 3 years. Holdings due in 1999 comprised 3.3% of the fund while 62.4% mature in 2000 and 33.8% in 2001. Over 90% of the securities are non-callable.

As of January 31, 1998 the current structure of the Fund by quality is as follows: AAA 55.6%; AA 23.1%; A 8.4%; and BBB 5.3%. The Fund may own BBB-rated issues up to 20% of the assets in the portfolio. Security holdings subject to the Alternative Minimum Tax (AMT) are not permitted. The Fund is a national fund and owns issues representing 22 states. Eight states represent more than 5% of the total: Texas 9.5%; Indiana 9.3%; Alabama 7.5%; Illinois 7.2%; Ohio 7.0%; Pennsylvania 6.6%; Minnesota 6.7%; and New York 6.5%.

Yields on 3-year A-rated general obligation municipal bonds declined over 40 basis points during the past year and nearly 70 basis points from the peak reached in late April. This contributed to total return in excess of the coupon earned for the year. The yield on the Fund also dropped over the year but considerably less than the Index at just over 15 basis points. The yield spread for 2-year high-grade municipals relative to U.S. treasuries ranged from just under 62% to over 72% and ended near the highs at 71%. This tightening of spreads can largely be attributed to a flight to quality as investors throughout the world sought refuge from the Asian crisis by purchasing U.S. treasury securities. Since U.S. investors purchase mostly municipals the drop in rates was less severe. A related reason for the narrower spread is that U.S. treasury securities have been rallying into dwindling supply as the Federal budget has come into balance. In contrast, municipal bonds have rallied into increasing supply. We look for spreads to return to normal as new municipal supply subsides and as investors look beyond the current global difficulties.

Individual municipal bond purchases are based primarily on value and credit quality. We continue to strive to achieve the Fund's investment goals of providing shareholders with tax-exempt income and preservation of principal. The Fund continues to be able to maintain its record of never having had a negative quarter based on its total return.

*The Retail Class of the Achievement Short Term Municipal Bond Fund produced a total return of 4.08% for the period. Including the maximum sales charge of 1.50%, the total return of the Fund's Retail Class was 2.55%.

                                                          THE ACHIEVEMENT FUNDS

 ACHIEVEMENT SHORT TERM MUNICIPAL BOND FUND -- INSTITUTIONAL CLASS
    [LINE GRAPH DEPICTING GROWTH OF $10,000 INVESTMENT OMITTED]

      ACHIEVEMENT SHORT-TERM  LEHMAN BROTHERS
       MUNICIPAL BOND FUND,  1-YEAR MUNICIPAL
       INSTITUTIONAL CLASS      BOND INDEX
 12/31/94    $10,000             $10,000
  1/31/95     10,040              10,051
  1/31/96     10,714              10,709
  1/31/97     11,038              11,175
  1/31/98     11,522              11,687

                   AVERAGE ANNUAL TOTAL RETURN

 ONE YEAR            ANNUALIZED          ANNUALIZED INCEPTION
  RETURN         THREE YEAR RETURN             TO DATE
  4.38%               4.69%                     4.70%

    PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    ACHIEVEMENT SHORT TERM MUNICIPAL BOND FUND -- RETAIL CLASS A
    [LINE GRAPH DEPICTING GROWTH OF $10,000 INVESTMENT OMITTED]

      ACHIEVEMENT SHORT-TERM  LEHMAN BROTHERS
       MUNICIPAL BOND FUND,  1-YEAR MUNICIPAL
         RETAIL CLASS A         BOND INDEX
 3/31/95     $ 9,850            $10,000
 1/31/96      10,382             10,513
 1/31/97      10,669             10,971
 1/31/98      11,104             11,473

                 AVERAGE ANNUAL TOTAL RETURN

ONE YEAR RETURN            ANNUALIZED INCEPTION TO DATE
     4.08%                           4.52%
     2.55%*                          3.98%*

*with load
      PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ACHIEVEMENT IDAHO MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

The Achievement Idaho Municipal Bond Fund continues to pursue an investment objective to provide investors as high a level of current income exempt from Federal and Idaho State income taxes as is consistent with the preservation of capital. The Institutional Class of the Fund had a total return of 9.06% for the fiscal year ended January 31, 1998*. In comparison the Lehman 5-Year and 10-Year Municipal Bond Indexes produced total returns of 6.98% and 10.02% respectively for the same period.

Interest rate trends were favorable to fixed income investors over the past twelve months as price appreciation due to declining rates added to regular coupon interest income to produce strong returns for investors. In general, municipal market interest rates declined 0.50% to 0.70% as market participants recognized neutral Federal Reserve monetary policy in a low inflation, moderate growth economic environment.

Diversification and credit quality remain as key issues in the management of the Fund. Approximately 100 individual issues from all geographic areas of the state comprise the Fund. Bond maturities range from 4 years to 32 years with almost 75% of the Fund's maturities in the 10 to 20 year range. All of the securities are rated A or better by a national rating agency with 2/3 of the holdings rated AAA. The Fund has maintained a weighted average maturity near 15 years for most of the past fiscal year to take advantage of declining interest rates and to maintain an attractive tax-free yield.

We expect supply constraints to continue in the Idaho Municipal marketplace. Stable interest rates should help the Fund maintain current income levels with minimal volatility in the net asset value (NAV). We intend to maintain a fully invested position with the Fund while identifying market opportunities to increase yield consistent with the diversification and quality orientation of the Fund.

*The Retail Class of the Achievement Idaho Municipal Bond Fund produced a total return of 8.84% for the period. Including the maximum sales charge of 4.00%, the total return of the Fund's Retail Class was 4.44%.

                                                          THE ACHIEVEMENT FUNDS

   ACHIEVEMENT IDAHO MUNICIPAL BOND FUND -- INSTITUTIONAL CLASS
   [LINE GRAPH DEPICTING GROWTH OF $10,000 INVESTMENT OMITTED]

        ACHIEVEMENT IDAHO    LEHMAN 5-YEAR   LEHMAN 10-YEAR
       MUNICIPAL BOND FUND,  MUNICIPAL BOND  MUNICIPAL BOND
       INSTITUTIONAL CLASS       INDEX            INDEX
 12/31/94    $10,000            $10,000         $10,000
  1/31/95     10,179             10,124          10,259
  1/31/96     11,470             11,275          11,835
  1/31/97     11,620             11,676          12,296
  1/31/98     12,673             12,492          13,528

               AVERAGE ANNUAL TOTAL RETURN

   ONE YEAR             ANNUALIZED            ANNUALIZED INCEPTION
    RETURN          THREE YEAR RETURN                TO DATE
     9.06%                 7.58%                     7.94%

   PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE

      ACHIEVEMENT IDAHO MUNICIPAL BOND FUND -- RETAIL CLASS A
    [LINE GRAPH DEPICTING GROWTH OF $10,000 INVESTMENT OMITTED]

        ACHIEVEMENT IDAHO    LEHMAN 5-YEAR   LEHMAN 10-YEAR
       MUNICIPAL BOND FUND,  MUNICIPAL BOND  MUNICIPAL BOND
          RETAIL CLASS A          INDEX            INDEX
  3/31/95    $ 9,600            $10,000          $10,000
  1/31/96     10,566             10,835           11,069
  1/31/97     10,677             11,221           11,500
  1/31/98     11,620             12,004           12,653

                 AVERAGE ANNUAL TOTAL RETURN

     ONE YEAR RETURN              ANNUALIZED INCEPTION TO DATE
          8.84%                               7.22%
          4.44%*                              5.71%*
*with load
    PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ACHIEVEMENT MUNICIPAL BOND FUND
-------------------------------------------------------------------------------

The investment objective of the Achievement Municipal Bond Fund is to provide as high a level of current income that is exempt from Federal income tax as is consistent with preservation of capital.

The Fund commenced operation as a mutual fund on November 1, 1996, and recently completed its first full year of operation. The Institutional Class of the Fund produced a total return of 9.90% for the fiscal year ended January 31, 1998*. The Fund performed in line with the benchmark Lehman Municipal Bond Index which produced a return of 10.12% for the same period.

As of January 31, 1998, the current structure of the Fund by quality is as follows: AAA 38.4%; AA 31.2%; A 11.7%; and BBB 15.4%. The Fund may own BBB-rated issues up to 20% of the assets in the portfolio. Average option-adjusted maturity for the Fund is 12.2 years with 31.2% of the maturities within 1 to 10 years, 66.0% within 10 to 20 years and 2.5% more than 20 years. The Fund may hold up to 20% of the assets in issues subject to the Alternative Minimum Tax
(AMT). Current AMT holdings comprise 16.1% of the portfolio. The Fund is a national fund and owns issues representing 41 states including the District of Columbia and Puerto Rico. Only four states represent more than 5% of the total:
Pennsylvania 8.8%; Illinois 8.7%; Alaska 6.7% and New York 5.1%. Individual municipal bond purchases are based primarily on value and credit quality. Value may originate in the municipal market due to a variety of factors, some of which include: the unique supply/demand characteristics of specific municipal districts or sectors, buyer preferences for particular coupon structures, underlying credit uncertainties, or investor unwillingness to analyze special redemption language or prepayment probabilities. In addition, we may emphasize different sectors or maturity structures of the municipal market depending on their attractiveness relative to historical norms or current opportunities. We believe the unique nature of the municipal market lends itself to analyzing securities one at a time and adding only those securities that can add value to the overall portfolio.

Yields on 10-year A-rated general obligation municipal bonds declined over 60 basis points during the past year. This contributed to strong total return (income plus appreciation) for the Fund but makes it more difficult to maintain high levels of income going forward. Nevertheless, we are pleased that the current yield for the Fund ended the year within a few basis points of where it began, while projected current income actually rose due to the higher share price achieved throughout the period. The yield spread for 10-year high-grade municipals relative to U.S. treasuries ranged from 72% to 79% and ended near the highs at 78%. This tighten-

                                                          THE ACHIEVEMENT FUNDS

ing of spreads can largely be attributed to a flight to quality as investors throughout the world sought refuge from the Asian crisis by purchasing U.S. treasury securities. Since U.S. investors purchase most municipals the drop in rates in the municipal market was less severe. A related reason for the narrower spread is that U.S. treasury securities have been rallying into dwindling supply as the budget has come into balance. In contrast, municipal bonds have rallied into increasing supply. We look for spreads to return to normal as new municipal supply subsides and investors look beyond the current global difficulties.

We begin the New Year with a relatively flat yield curve. This should continue until either inflation expectations rise and push up the long end of the curve or economic growth wanes pushing down the short end. We continue to strive to achieve the Fund's investment goals to provide shareholders with stable, high levels of tax-exempt income. The size of the Fund enables us to capture inefficiencies in the market that are unavailable to larger funds. As market conditions change, we will adjust the Fund's investment strategy.

*The Retail Class of the Achievement Municipal Bond Fund produced a total return of 9.78% for the period. Including the maximum sales charge of 4.00%, the total return of the Fund's Retail Class was 5.36%.

                                                          THE ACHIEVEMENT FUNDS

         ACHIEVEMENT MUNICIPAL BOND FUND -- INSTITUTIONAL CLASS
      [LINE GRAPH DEPICTING GROWTH OF $10,000 INVESTMENT OMITTED]

       ACHIEVEMENT MUNICIPAL     LEHMAN        LIPPER GENERAL
              BOND FUND,     MUNICIPAL BOND    MUNICIPAL DEBT
       INSTITUTIONAL CLASS       INDEX         FUNDS AVERAGE
   10/31/96  $10,000            $10,000           $10,000
    1/31/97   10,135             10,159            10,131
    1/31/98   11,138             11,188            11,157

     AVERAGE ANNUAL TOTAL RETURN

   ONE YEAR          ANNUALIZED INCEPTION
    RETURN                TO DATE
     9.90%                 8.99%

   PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

            ACHIEVEMENT MUNICIPAL BOND FUND -- RETAIL CLASS A
       [LINE GRAPH DEPICTING GROWTH OF $10,000 INVESTMENT OMITTED]

       ACHIEVEMENT MUNICIPAL     LEHMAN        LIPPER GENERAL
              BOND FUND,     MUNICIPAL BOND    MUNICIPAL DEBT
           RETAIL CLASS A        INDEX         FUNDS AVERAGE
    11/31/96   $ 9,600          $10,000            $10,000
     1/31/97     9,540            9,977              9,957
     1/31/98    10,474           10,987             10,965

                 AVERAGE ANNUAL TOTAL RETURN

  ONE YEAR RETURN             ANNUALIZED INCEPTION TO DATE
       9.78%                               9.09%
       5.36%*                              5.54%*
*with load

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                    THE ACHIEVEMENT FUNDS TRUST

JANUARY 31, 1998
STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------
EQUITY FUND
-------------------------------------------------------------------------------
[PIE CHART OMITTED]
RETAIL                               2.9%
UTILITIES                            7.6%
CONSUMER PRODUCTS                    7.6%
OIL-ENERGY                           9.4%
FINANCIAL                           13.2%
OTHER                               11.5%
DURABLE GOODS                       34.1%
CHEMICALS AND DRUGS                 13.7%

% OF TOTAL PORTFOLIO INVESTMENTS


---------------------------------------------------------
                                                MARKET
DESCRIPTION                        SHARES     VALUE (000)
---------------------------------------------------------

COMMON STOCKS -- 98.1%
   AEROSPACE -- 2.5%
     Boeing                        50,000      $  2,378
     Lockheed Martin               27,000         2,810
                                               --------
                                                  5,188
                                               --------
   AGRICULTURE -- 0.8%
     Dole Food                     33,000         1,534
                                               --------
   AUTOMOTIVE -- 1.9%
     Borg-Warner Automotive        37,000         1,982
     Ford Motor                    38,000         1,938
                                               --------
                                                  3,920
                                               --------
   BANKS -- 7.9%
     Banc One                      50,000         2,794
     BankAmerica                   27,000         1,919
     Chase Manhattan Bank          17,000         1,822
     NationsBank                   45,000         2,700
     Norwest                       50,000         1,825
     Summit Bancorp                55,000         2,750
     U.S. Bancorp                  22,000         2,409
                                               --------
                                                 16,219
                                               --------
   BEAUTY PRODUCTS -- 2.3%
     Gillette                      23,000         2,271
     Procter & Gamble              30,000         2,351
                                               --------
                                                  4,622
                                               --------

---------------------------------------------------------
                                                MARKET
DESCRIPTION                        SHARES     VALUE (000)
---------------------------------------------------------
   CAPITAL GOODS -- 5.0%
     Case                          26,000      $  1,516
     General Electric              94,000         7,285
     Harnischfeger Industries      40,000         1,400
                                               --------
                                                 10,201
                                               --------
   CHEMICALS -- 2.3%
     B.F. Goodrich                 50,000         2,097
     Monsanto                      55,000         2,609
                                               --------
                                                  4,706
                                               --------
   COMMUNICATIONS EQUIPMENT -- 3.9%
     Allen Telecom*                98,229         1,842
     Ascend Communications*        75,996         2,247
     GTE                           34,000         1,855
     Pairgain Technologies*       110,328         2,027
                                               --------
                                                  7,971
                                               --------
   COMPUTER SOFTWARE -- 1.9%
     Microsoft*                    15,500         2,312
     Oracle Systems*               67,500         1,569
                                               --------
                                                  3,881
                                               --------
   COMPUTERS & SERVICES -- 4.6%
     Cisco Systems*                60,000         3,784
     Hewlett Packard               33,000         1,980
     International Business Machines  37,000      3,651
                                               --------
                                                  9,415
                                               --------
   CONCRETE & MINERAL PRODUCTS -- 0.9%
     Armstrong World Industries    25,000         1,781
                                               --------
   CONGLOMERATE -- 1.2%
     Tyco International            54,000         2,396
                                               --------
   DRUGS -- 9.5%
     Abbott Laboratories           24,600         1,742
     Eli Lilly                     33,000         2,227
     Genzyme*                      43,000         1,148
     Merck                         30,000         3,517
     Mylan Laboratories           138,000         2,475
     Pfizer                        28,000         2,294
     Schering Plough               35,000         2,533
     SmithKline Beecham, ADR       57,000         3,595
                                               --------
                                                 19,531
                                               --------

                                            (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                             23

JANUARY 31, 1998
STATEMENT OF NET ASSETS
EQUITY FUND (CONCLUDED)
---------------------------------------------------------
                                                MARKET
DESCRIPTION                        SHARES     VALUE (000)
---------------------------------------------------------
   ELECTRICAL UTILITIES -- 1.8%
     FPL Group                     27,000      $  1,549
     Texas Utilities               54,000         2,221
                                               --------
                                                  3,770
                                               --------
   ENTERTAINMENT -- 1.3%
     Walt Disney                   25,000         2,664
                                               --------
   FINANCIAL SERVICES -- 3.5%
     American Express              26,000         2,176
     Federal National Mortgage
       Association                 53,000         3,273
     Imperial Credit Industries*   92,724         1,698
                                               --------
                                                  7,147
                                               --------
   FOOD, BEVERAGE & TOBACCO -- 3.2%
     Coca Cola                     40,000         2,590
     ConAgra                       61,000         1,929
     PepsiCo                       57,000         2,056
                                               --------
                                                  6,575
                                               --------
   HOTELS & LODGING -- 1.9%
     Hilton Hotels                 71,000         2,010
     ITT*                          25,000         2,000
                                               --------
                                                  4,010
                                               --------
   INSURANCE -- 2.0%
     American International Group  21,600         2,383
     General Re                     8,200         1,707
                                               --------
                                                  4,090
                                               --------
   MEDICAL PRODUCTS & SERVICES-- 4.5%
     Boston Scientific*            41,000         2,081
     Genesis Health Ventures*     120,000         3,270
     Johnson & Johnson             27,000         1,807
     Quorum Health Group*          82,500         2,062
                                               --------
                                                  9,220
                                               --------
   METALS & MINING -- 2.1%
     Aluminum Company of America   25,000         1,909
     Titanium Metals*              90,000         2,391
                                               --------
                                                  4,300
                                               --------
   OFFICE EQUIPMENT -- 0.6%
     Corporate Express*           150,000         1,327
                                               --------
   PAPER & PAPER PRODUCTS -- 1.0%
     Kimberly-Clark                40,000         2,088
                                               --------

--------------------------------------------------------
                                               MARKET
DESCRIPTION                        SHARES    VALUE (000)
--------------------------------------------------------
   PETROLEUM PRODUCTS & SERVICES-- 10.2%
     Amoco                         31,000      $  2,523
     Coastal                       60,000         3,480
     Exxon                         66,000         3,915
     Mobil                         50,000         3,406
     Phillips Petroleum            22,368           984
     Royal Dutch Petroleum         32,000         1,640
     Schlumberger                  44,000         3,242
     Texaco                        34,000         1,770
                                               --------
                                                 20,960
                                               --------
   PRINTING & PUBLISHING -- 1.2%
     McGraw-Hill                   34,000         2,374
                                               --------
   RAILROADS -- 0.9%
     Union Pacific                 31,000         1,860
                                               --------
   REAL ESTATE INVESTMENT TRUSTS -- 2.3%
     Innkeepers USA Trust         148,578         2,275
     Security Capital
       Industrial Trust            94,400         2,413
                                               --------
                                                  4,688
                                               --------
   RETAIL -- 3.0%
     Eagle Hardware & Garden*     100,000         1,863
     Sears Roebuck                 35,000         1,612
     Wal-Mart Stores               70,000         2,791
                                               --------
                                                  6,266
                                               --------
   SEMI-CONDUCTORS/INSTRUMENTS-- 4.0%
     Analog Devices*               74,000         2,183
     Intel                         56,000         4,536
     Micron Technology*            42,455         1,470
                                               --------
                                                  8,189
                                               --------
   TELEPHONES & TELECOMMUNICATION-- 8.8%
     AT&T                          34,000         2,129
     LCI International*            75,000         2,152
     Lucent Technologies           20,000         1,770
     MCI Communications            80,000         3,715
     Motorola                      70,000         4,161
     SBC Communications            25,000         1,944
     Worldcom*                     60,000         2,149
                                               --------
                                                 18,020
                                               --------
   TRUCKING -- 1.1%
     US Freightways                67,000         2,345
                                               --------
TOTAL COMMON STOCKS
   (Cost $146,962)                              201,258
                                               --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                    THE ACHIEVEMENT FUNDS TRUST

---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
CASH EQUIVALENTS -- 1.9%
     SEI Daily Income Trust Money
       Market Portfolio          $  2,407      $  2,407
     SEI Daily Income Trust Prime
       Obligation Portfolio         1,503         1,503
                                               --------
TOTAL CASH EQUIVALENTS
   (Cost $3,910)                                  3,910
                                               --------
TOTAL INVESTMENTS -- 100.0%
   (Cost $150,872)                              205,168
                                               --------
OTHER ASSETS AND LIABILITIES, NET-- 0.0%             88
                                               --------

NET ASSETS:
Portfolio Shares of Institutional Class
  (unlimited authorization -- no par value)
   based on 12,742,551 outstanding shares
   of beneficial interest                       134,707
Portfolio Shares of Retail Class
 (unlimited authorization -- no par value)
  based on 635,829 outstanding shares
  of beneficial interest                          9,108
Overdistributed net investment income               (12)
Accumulated net realized gain on investments      7,157
Net unrealized appreciation on investments       54,296
                                               --------
TOTAL NET ASSETS-- 100.0%                      $205,256
                                               ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- INSTITUTIONAL CLASS         $15.34
                                               ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- RETAIL CLASS                $15.34
                                               ========
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS ($15.34 / 95.5%)                 $16.06
                                               ========

---------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT


---------------------------------------------------------
BALANCED FUND
---------------------------------------------------------
[PIE CHART OMITTED]

OTHER                                4.9%
CORPORATE SECURITIES                12.0%
TREASURY OBLIGATIONS                15.4%
MORTGAGE-BACKED SECURITIES           2.4%
COMMON STOCKS                       65.3%

% OF TOTAL PORTFOLIO INVESTMENTS
---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 15.3%
     U.S. Treasury Notes
       8.125%,  02/15/98           $2,000      $  2,002
       7.000%,  04/15/99            2,500         2,547
       8.000%,  08/15/99            2,000         2,076
       7.750%,  11/30/99            2,500         2,603
       7.750%,  02/15/01            2,500         2,665
       7.875%,  08/15/01            2,500         2,694
       7.500%,  05/15/02            2,500         2,696
       5.875%,  09/30/02            2,000         2,036
       6.250%,  02/15/03            2,500         2,589
       7.250%,  05/15/04            2,500         2,735
       7.875%,  11/15/04            2,500         2,832
                                               --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $26,048)                                27,475
                                               --------

CORPORATE BONDS -- 11.9%
   FINANCE -- 9.0%
     Aetna Services
       7.125%,  08/15/06            1,500         1,571
     Associates of North America, MTN
       8.420%,  01/05/00            2,000         2,097
     Banc One
       7.250%,  08/01/02            1,500         1,567

                                            (CONTINUED)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1998
STATEMENT OF NET ASSETS
BALANCED FUND (CONTINUED)
---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   FINANCE (CONTINUED)
     BankAmerica, MTN
       7.125%,  05/12/05           $2,000      $  2,102
     Chase Manhattan
       6.500%,  01/15/09            2,000         2,015
     First Union
       7.500%,  07/15/06            2,000         2,157
     Ford Motor Credit
       7.750%,  10/01/99            2,000         2,060
       6.250%,  11/08/00            1,000         1,011
     Safeco
       6.875%,  07/15/07            1,500         1,558
                                               --------
                                                 16,138
                                               --------
   INDUSTRIAL -- 2.9%
     Lucent Technologies
       7.250%,  07/15/06            2,000         2,152
     Philip Morris
       7.250%,  09/15/01            2,000         2,070
     Seagram, YB
       6.500%,  04/01/03            1,000         1,015
                                               --------
                                                  5,237
                                               --------
TOTAL CORPORATE BONDS
   (Cost $20,469)                                21,375
                                               --------

ASSET-BACKED SECURITIES -- 0.7%
     Olympic Automobile Receivables Trust,
       Series 1995-E, Class A5
       5.950%,  11/15/01            1,325         1,328
                                               --------
TOTAL ASSET-BACKED SECURITIES
   (Cost $1,333)                                  1,328
                                               --------

MORTGAGE-BACKED SECURITIES -- 2.4%
     American Southwest Financial Securities,
       Series 1996-FHA1, Class A2
       7.000%,  11/25/38            1,500         1,541
     Citicorp Mortgage Securities,
       Series 1997-2, Class A5 (A)
       7.250%,  05/25/27            1,355         1,365
     Donaldson Lufkin Jenrette
       Mortgage Association,
       Series 1997-CF1, Class A1B (B)
       7.600%,  04/15/07            1,200         1,306
                                               --------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $4,063)                                  4,212
                                               --------
---------------------------------------------------------
                                               MARKET
DESCRIPTION                        SHARES    VALUE (000)
---------------------------------------------------------
COMMON STOCKS -- 65.0%
   AEROSPACE -- 2.0%
     Boeing                        30,000      $  1,427
     Lockheed Martin               20,000         2,081
                                               --------
                                                  3,508
                                               --------
   AGRICULTURE -- 0.5%
     Dole Food                     20,000           930
                                               --------
   AUTOMOTIVE -- 1.3%
     Borg-Warner Automotive        21,500         1,152
     Ford Motor                    22,000         1,122
                                               --------
                                                  2,274
                                               --------
   BANKS -- 5.3%
     Banc One                      36,059         2,015
     BankAmerica                   18,000         1,279
     Chase Manhattan Bank           8,000           857
     NationsBank                   24,000         1,440
     Norwest                       30,000         1,095
     Summit Bancorp                30,000         1,500
     U.S. Bancorp                  12,000         1,314
                                               --------
                                                  9,500
                                               --------
   BEAUTY PRODUCTS -- 1.4%
     Gillette                      11,500         1,136
     Procter & Gamble              18,000         1,411
                                               --------
                                                  2,547
                                               --------
   CAPITAL GOODS -- 3.3%
     Case                          20,000         1,166
     General Electric              50,000         3,875
     Harnischfeger Industries      23,750           831
                                               --------
                                                  5,872
                                               --------
   CHEMICALS -- 1.5%
     B.F. Goodrich                 21,100           885
     Monsanto                      37,500         1,779
                                               --------
                                                  2,664
                                               --------
   COMMUNICATIONS EQUIPMENT -- 2.2%
     Allen Telecom*                54,595         1,024
     Ascend Communications*        33,248           983
     GTE                           19,000         1,037
     Pairgain Technologies*        49,273           905
                                               --------
                                                  3,949
                                               --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
26

                                                     THE ACHIEVEMENT FUNDS TRUST

---------------------------------------------------------
                                               MARKET
DESCRIPTION                        SHARES    VALUE (000)
---------------------------------------------------------
   COMPUTER SOFTWARE -- 1.3%
     Microsoft*                     9,000      $  1,343
     Oracle Systems*               39,000           907
                                               --------
                                                  2,250
                                               --------
   COMPUTERS & SERVICES -- 3.3%
     Cisco Systems*                41,837         2,638
     Hewlett Packard               18,000         1,080
     International Business Machines  21,400      2,112
                                               --------
                                                  5,830
                                               --------
   CONCRETE & MINERAL PRODUCTS-- 0.6%
     Armstrong World Industries    14,000           997
                                               --------
   CONGLOMERATE -- 0.8%
     Tyco International            34,000         1,509
                                               --------
   DRUGS -- 6.5%
     Abbott Laboratories           17,500         1,239
     Eli Lilly                     18,600         1,255
     Genzyme*                      28,000           747
     Merck                         18,000         2,111
     Mylan Laboratories            70,000         1,256
     Pfizer                        15,000         1,229
     Schering Plough               19,000         1,375
     SmithKline Beecham, ADR       39,000         2,459
                                               --------
                                                 11,671
                                               --------
   ELECTRICAL UTILITIES -- 1.5%
     FPL Group                     17,000           975
     Texas Utilities               40,000         1,645
                                               --------
                                                  2,620
                                               --------
   ENTERTAINMENT -- 0.8%
     Walt Disney                   13,000         1,385
                                               --------
   FINANCIAL SERVICES -- 1.9%
     American Express              16,000         1,339
     Federal National Mortgage
       Association                 20,500         1,266
     Imperial Credit Industries*   46,276           847
                                               --------
                                                  3,452
                                               --------
   FOOD, BEVERAGE & TOBACCO -- 2.3%
     Coca Cola                     30,000         1,943
     ConAgra                       34,000         1,075
     PepsiCo                       32,000         1,154
                                               --------
                                                  4,172
                                               --------

---------------------------------------------------------
                                               MARKET
DESCRIPTION                        SHARES    VALUE (000)
---------------------------------------------------------
   HOTELS & LODGING -- 0.5%
     ITT*                          12,000      $    960
                                               --------
   INSURANCE -- 1.3%
     American International Group  12,000         1,324
     General Re                     5,000         1,041
                                               --------
                                                  2,365
                                               --------
   MEDICAL PRODUCTS & SERVICES-- 2.8%
     Boston Scientific*            22,000         1,117
     Genesis Health Ventures*      64,000         1,744
     Johnson & Johnson             15,000         1,004
     Quorum Health Group*          45,000         1,125
                                               --------
                                                  4,990
                                               --------
   METALS & MINING -- 1.3%
     Aluminum Company of America   16,000         1,222
     Titanium Metals*              43,000         1,142
                                               --------
                                                  2,364
                                               --------
   OFFICE EQUIPMENT -- 0.4%
     Corporate Express*            70,000           619
                                               --------
   PAPER & PAPER PRODUCTS -- 0.6%
     Kimberly-Clark                22,000         1,148
                                               --------
   PETROLEUM PRODUCTS & SERVICES -- 6.8%
     Amoco                         20,000         1,628
     Coastal                       46,000         2,668
     Exxon                         39,000         2,313
     Mobil                         24,000         1,635
     Phillips Petroleum            10,088           444
     Royal Dutch Petroleum         20,000         1,025
     Schlumberger                  20,000         1,474
     Texaco                        18,000           937
                                               --------
                                                 12,124
                                               --------
   PRINTING & PUBLISHING -- 1.2%
     McGraw-Hill                   30,000         2,094
                                               --------
   RAILROADS -- 0.6%
     Union Pacific                 17,500         1,050
                                               --------
   REAL ESTATE INVESTMENT TRUST -- 1.6%
     Innkeepers USA Trust          89,142         1,365
     Security Capital
       Industrial Trust            55,927         1,430
                                               --------
                                                  2,795
                                               --------

                                            (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1998
STATEMENT OF NET ASSETS
BALANCED FUND (CONCLUDED)
---------------------------------------------------------
                                 FACE AMOUNT   MARKET
DESCRIPTION                     (000)/SHARES VALUE (000)
---------------------------------------------------------
   RETAIL -- 1.9%
     Eagle Hardware & Garden*      56,000      $  1,043
     Sears Roebuck                 20,000           921
     Wal-Mart Stores               36,000         1,436
                                               --------
                                                  3,400
                                               --------
   SEMI-CONDUCTORS/INSTRUMENTS -- 2.6%
     Analog Devices*               42,333         1,249
     Intel                         32,000         2,592
     Micron Technology*            23,545           815
                                               --------
                                                  4,656
                                               --------
   TELEPHONES & TELECOMMUNICATION -- 6.3%
     AT&T                          19,000         1,190
     Bellsouth                     23,000         1,393
     LCI International*            45,000         1,291
     Lucent Technologies           11,000           974
     MCI Communications            51,000         2,368
     Motorola                      40,000         2,378
     SBC Communications            14,000         1,089
     Worldcom*                     15,000           537
                                               --------
                                                 11,220
                                               --------
   TRUCKING -- 1.0%
     US Freightways                50,000         1,750
                                               --------
TOTAL COMMON STOCKS
   (Cost $84,636)                               116,665
                                               --------

CASH EQUIVALENTS -- 4.2%
     SEI Daily Income Trust
       Money Market Portfolio      $6,094         6,094
     SEI Daily Income Trust Prime
       Obligation Portfolio         1,498         1,498
                                               --------
TOTAL CASH EQUIVALENTS
   (Cost $7,592)                                  7,592
                                               --------
TOTAL INVESTMENTS -- 99.5%
   (Cost $144,141)                              178,647
                                               --------
OTHER ASSETS AND LIABILITIES, NET-- 0.5%            973
                                               --------

---------------------------------------------------------
                                               MARKET
DESCRIPTION                                  VALUE (000)
---------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 13,415,427 outstanding shares
   of beneficial interest                      $137,620
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 295,707 outstanding shares
   of beneficial interest                         3,515
Undistributed net investment income                 299
Accumulated net realized gain on investments      3,680
Net unrealized appreciation on investments       34,506
                                               --------
TOTAL NET ASSETS-- 100.0%                      $179,620
                                               ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- INSTITUTIONAL CLASS         $13.10
                                               ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- RETAIL CLASS                $13.08
                                               ========
 MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS ($13.08 / 95.5%)                 $13.70
                                               ========

-------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
MTN -- MEDIUM TERM NOTE
YB -- YANKEE BOND
(A) FLOATING RATE SECURITY -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1998.
(B) PRIVATE PLACEMENT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
28

                                                     THE ACHIEVEMENT FUNDS TRUST

---------------------------------------------------------
INTERMEDIATE TERM BOND FUND
---------------------------------------------------------
[PIE CHART OMITTED]

ASSET BACKED SECURITIES              3.8%
CASH EQUIVALENTS                     3.1%
MORTGAGE-BACKED SECURITIES           8.0%
CORPORATE SECURITIES                35.1%
U.S. GOVERNMENT SECURITIES          50.0%

% OF TOTAL PORTFOLIO INVESTMENTS
---------------------------------------------------------
                                     FACE        MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 43.0%
     U.S. Treasury Bonds
       7.625%,  02/15/07           $1,000      $  1,071
       7.125%,  02/15/23            2,000         2,317
       6.250%,  08/15/23            2,000         2,093
     U.S. Treasury Notes
       6.500%,  04/30/99            2,000         2,027
       6.750%,  05/31/99            4,000         4,070
       6.750%,  06/30/99            5,000         5,094
       6.875%,  07/31/99            4,000         4,086
       7.125%,  09/30/99            4,000         4,110
       7.750%,  01/31/00            1,500         1,567
       7.125%,  02/29/00            4,000         4,137
       6.750%,  04/30/00            3,000         3,086
       6.250%,  08/31/00            4,000         4,083
       7.750%,  02/15/01            2,500         2,665
       6.375%,  03/31/01            2,000         2,056
       7.875%,  08/15/01            1,500         1,617
       7.500%,  11/15/01            1,000         1,070
       6.250%,  02/15/03            5,000         5,178
       7.250%,  08/15/04            5,000         5,480
       7.500%,  02/15/05            1,000         1,113
       6.500%,  08/15/05            1,000         1,058
       6.875%,  05/15/06            1,000         1,086
       7.000%,  07/15/06            2,000         2,189

---------------------------------------------------------
                                     FACE        MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
       6.500%,  10/15/06           $6,000      $  6,376
       6.125%,  08/15/07            3,000         3,131
                                               --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $68,759)                                70,760
                                               --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.3%
     Federal Home Loan Bank
       7.190%,  04/27/01            1,000         1,047
       7.280%,  07/25/01            1,000         1,052
       7.390%,  08/22/01            1,000         1,057
     Federal Home Loan Mortgage
       Corporation
       6.795%,  12/01/03            1,000         1,053
     Federal National Mortgage
       Association
       7.050%,  12/10/98            1,000         1,011
       6.850%,  04/05/04            1,000         1,055
     Federal National Mortgage
       Association, MTN
       6.625%,  04/18/01            1,000         1,030
       7.520%,  08/24/05            1,000         1,006
       7.500%,  10/26/06            2,000         2,015
                                               --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $10,243)                                10,326
                                               --------

CORPORATE BONDS -- 34.6%
   FINANCE -- 16.2%
     Aetna Services
       6.750%,  08/15/01            2,000         2,060
     American General Finance
       7.250%,  04/15/00            1,000         1,029
     Associates of North America, MTN
       6.810%,  08/03/01            1,000         1,030
       7.540%,  04/14/04            1,000         1,074
     BankAmerica
       7.125%,  05/01/06            2,000         2,110
     Chase Manhattan
       8.125%,  06/15/02            1,000         1,079
     Citicorp
       7.125%,  06/01/03            1,000         1,045
     Commercial Credit
       6.875%,  05/01/02            1,000         1,036
                                                                    (CONTINUED)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1998
STATEMENT OF NET ASSETS
INTERMEDIATE TERM BOND FUND (CONCLUDED)
---------------------------------------------------------
                                     FACE        MARKET
DESCRIPTION                      AMOUNT (000  VALUE (000)
---------------------------------------------------------

   FINANCE (CONTINUED)
     First Union
       7.050%,  08/01/05           $1,000      $  1,050
     Ford Motor Credit
       8.000%,  06/15/02            1,000         1,075
       7.750%,  03/15/05            1,000         1,086
     General Electric Capital, MTN
       6.840%,  04/26/98            1,000         1,003
     General Motors Acceptance, MTN
       7.250%,  05/15/03            1,000         1,052
     Grand Metro
       7.125%,  09/15/04            1,000         1,052
     Household Finance
       7.650%,  05/15/07            1,000         1,090
     J.P. Morgan
       7.250%,  01/15/02            1,000         1,044
     Kerr-McGee
       6.625%,  10/15/07              500           521
     Lehman Brothers Holdings, MTN
       7.110%,  09/27/99            1,000         1,018
     NationsBank
       7.625%,  04/15/05            1,000         1,081
     Salomon, MTN
       7.000%,  05/15/99            1,000         1,014
     Sears Roebuck Acceptance
       6.950%,  05/15/02            1,000         1,035
     Sears Roebuck Acceptance, MTN
       6.580%,  11/20/03            1,000         1,020
     Society National Bank
       7.250%,  06/01/05            1,000         1,061
     US West Capital Funding, MTN
       6.850%,  01/15/02            1,000         1,027
                                               --------
                                                 26,692
                                               --------
   INDUSTRIAL -- 16.5%
     American Home Products
       7.700%,  02/15/00            1,000         1,036
     AT&T
       6.750%,  04/01/04            1,000         1,041
     AT&T, MTN
       7.140%,  07/02/99            1,000         1,018
     CSR America
       6.875%,  07/21/05            2,000         2,082
     CSX Transportation
       7.540%,  03/15/03            1,000         1,066
     Dayton Hudson
       7.500%,  07/15/06            2,000         2,152

---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
     Dow Capital, YB
       7.125%,  01/15/03           $1,000      $  1,045
     Hertz
       7.000%,  07/01/04            2,000         2,078
     International Lease
       7.000%,  06/01/98            1,000         1,005
     J.C. Penney, MTN
       7.050%,  05/23/05            1,000         1,044
     John Deere Capital
       7.140%,  09/15/98            1,000         1,009
     MCI Communications
       7.125%,  01/20/00            1,000         1,023
     Nabisco
       6.700%,  06/15/02            1,000         1,024
     Norfolk Southern
       6.950%,  05/01/02            1,000         1,039
     Pacific Bell
       7.000%,  07/15/04            1,000         1,046
     Ryder Systems
       7.340%,  11/01/00            1,040         1,080
     Sara Lee, MTN
       7.400%,  03/22/02            1,000         1,050
     Southwestern Bell Telephone, MTN
       6.250%,  03/12/01            1,150         1,164
     Texas Instruments, MTN
       6.875%,  07/15/00            1,000         1,028
     Wal-Mart Stores
       6.500%,  06/01/03            1,000         1,029
     Walt Disney
       6.750%,  03/30/06            2,000         2,090
     Waste Management
       7.700%,  10/01/02            1,000         1,064
                                               --------
                                                 27,213
                                               --------
   UTILITIES -- 1.9%
     Philadelphia Electric
       6.625%,  03/01/03            1,000         1,029
     Telstra
       6.500%,  07/31/03            1,000         1,021
     Union Electric
       6.750%,  10/15/99            1,000         1,016
                                               --------
                                                  3,066
                                               --------
TOTAL CORPORATE BONDS
   (Cost $55,642)                                56,971
                                               --------
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
30

                                                    THE ACHIEVEMENT FUNDS TRUST

---------------------------------------------------------
                                     FACE        MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
ASSET-BACKED SECURITIES -- 3.7%
     Champion Home Equity Trust,
       Series 1997-Z, Class A3
       6.770%,  03/25/15           $2,000      $  2,034
     Olympic Automobile Receivables
       Trust, Series 1995-E, Class A5
       5.950%,  11/15/01            2,000         2,004
     Olympic Automobile Receivables
       Trust, Series 1996-B, Class A5
       6.900%,  02/15/04            2,000         2,063
                                               --------
TOTAL ASSET-BACKED SECURITIES
   (Cost $6,011)                                  6,101
                                               --------

MORTGAGE-BACKED SECURITIES -- 8.0%
     American Southwest Financial Securities,
       Series 1996-FHA1, Class A2
       7.000%,  11/25/38            3,000         3,082
     Citicorp Mortgage Securities,
       Series 1997-2, Class A5 (A)
       7.250%,  05/25/27            2,710         2,730
     Donaldson Lufkin Jenrette
       Mortgage Association,
       Series 1996-CF2, Class A1B (B)
       7.290%,  11/12/21            3,000         3,199
     Donaldson Lufkin Jenrette
       Mortgage Association,
       Series 1997-CF1, Class A1B (B)
       7.600%,  04/15/07            2,000         2,177
     Nomura Asset Securities,
       Series 1994-MD1, Class A1B (A)
       7.524%,  03/15/18            1,827         1,893
                                               --------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $12,680)                                13,081
                                               --------

CASH EQUIVALENTS -- 3.0%
     SEI Daily Income Trust
       Money Market Portfolio       4,882         4,882
     SEI Daily Income Trust Prime
       Obligation Portfolio            92            92
                                               --------
TOTAL CASH EQUIVALENTS
   (Cost $4,974)                                  4,974
                                               --------
---------------------------------------------------------
                                                MARKET
DESCRIPTION                                   VALUE (000)
---------------------------------------------------------
TOTAL INVESTMENTS -- 98.6%
   (Cost $158,309)                             $162,213
                                               --------
OTHER ASSETS AND LIABILITIES, NET-- 1.4%          2,305
                                               --------

NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 15,221,834 outstanding shares of
   beneficial interest                          160,457
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 260,504 outstanding shares
   of beneficial interest                         2,714
Overdistributed net investment income                (1)
Accumulated net realized loss on investments     (2,556)
Net unrealized appreciation on investments        3,904
                                               --------
TOTAL NET ASSETS-- 100.0%                      $164,518
                                               ========
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- INSTITUTIONAL CLASS         $10.63
                                               ========
 NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- RETAIL CLASS                $10.66
                                               ========
 MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS ($10.66 / 96.5%)                 $11.05
                                               ========

---------------------------------------------------------
MTN -- MEDIUM TERM NOTE
YB -- YANKEE BOND
(A) FLOATING RATE SECURITY -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1998.
(B) PRIVATE PLACEMENT

                                                                    (CONTINUED)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
                                                                             31

JANUARY 31, 1998
STATEMENT OF NET ASSETS
---------------------------------------------------------
SHORT TERM BOND FUND
---------------------------------------------------------
[PIE CHART OMITTED]

CASH EQUIVALENTS                     0.6%
MORTGAGE-BACKED SECURITIES           4.6%
U.S. GOVERNMENT SECURITIES          32.4%
CORPORATE SECURITIES                62.4%

% OF TOTAL PORTFOLIO INVESTMENTS
---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 18.0%
     U.S. Treasury Notes
       6.750%,  05/31/99           $2,000      $  2,035
       6.875%,  07/31/99            2,000         2,043
       6.875%,  08/31/99            2,000         2,045
       6.125%,  07/31/00            1,000         1,017
       6.250%,  08/31/00            2,000         2,042
                                               --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $9,115)                                  9,182
                                               --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.8%
     Federal Home Loan Bank
       6.500%,  03/24/00            2,000         2,001
       5.950%,  01/29/01            1,000         1,000
     Federal National Mortgage
       Association, MTN
       6.120%,  08/25/00            2,000         2,017
       6.310%,  09/14/00            2,000         2,035
                                               --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $7,000)                                  7,053
                                               --------

CORPORATE BONDS -- 61.2%
   FINANCE -- 29.5%
     Associates of North America
       6.250%,  03/15/99            1,000         1,006
       6.375%,  08/15/99            1,000         1,008
     Bankers Trust New York
       6.625%,  07/30/99            1,000         1,011
     Barnett Bank, MTN
       6.250%,  07/28/98            1,000         1,003
     CIT Group Holdings, MTN
       6.625%,  09/13/99            1,400         1,417
     Comerica Bank
       6.750%,  05/12/98            1,500         1,504

---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
     Ford Motor Credit
       5.625%,  01/15/99           $1,000      $  1,000
     Ford Motor Credit, MTN
       6.950%,  05/15/00            1,000         1,027
     General Motors Acceptance, MTN
       6.700%,  07/02/99            1,000         1,011
       7.125%,  05/10/00            1,000         1,029
     Goldman Sachs
       6.200%,  12/15/00            1,000         1,006
     Household Bank FSB
       6.250%,  04/01/99            1,000         1,006
     Morgan Stanley Group, MTN
       6.375%,  01/18/00            1,000         1,013
     Travelers Property & Casualty
       6.750%,  09/01/99            1,000         1,015
                                               --------
                                                 15,056
                                               --------
   INDUSTRIAL -- 21.8%
     Albertson's
       6.375%,  06/01/00            1,000         1,015
     Coca Cola Enterprises
       7.000%,  11/15/99            1,000         1,023
     CSC Enterprises
       6.800%,  04/15/99            1,000         1,013
     CSX Transport
       5.740%,  03/15/99            1,000         1,000
     Ingersoll Rand, MTN
       6.450%,  08/28/98            1,000         1,003
       6.510%,  08/09/99            1,000         1,013
     International Business Machines
       6.375%,  06/15/00            1,000         1,016
     J.C. Penny, MTN
       6.375%,  09/15/00            1,000         1,016
     John Deere Capital, MTN
       6.150%,  08/01/00            1,000         1,010
     Sears Roebuck Acceptance, MTN
       6.400%,  09/25/00            1,000         1,013
     Southwestern Bell Capital, MTN
       7.000%,  11/22/99            1,000         1,020
                                               --------
                                                 11,142
                                               --------
   UTILITIES -- 9.9%
     Detroit Edision, MTN
       6.390%,  03/15/00            1,000         1,012
     Georgia Power
       6.125%,  09/01/99            2,000         2,010
     Midwest Power
       6.750%,  02/01/00            1,000         1,021
     Portland General Electric, MTN
       5.650%,  05/15/98            1,000         1,000
                                               --------
                                                  5,043
                                               --------
TOTAL CORPORATE BONDS
   (Cost $31,147)                              $ 31,241
                                               --------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
32

                                                    THE ACHIEVEMENT FUNDS TRUST

---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------

ASSET-BACKED SECURITIES -- 4.5%
     Key Auto Finance Trust,
       Series 1997-2, Class A1
       5.835%,  01/05/99           $  938      $    938
     WFS Financial Owner Trust,
       Series 1997-A, Class A2
       6.150%,  12/20/99            1,383         1,386
                                               --------
TOTAL ASSET-BACKED SECURITIES
   (Cost $2,324)                                  2,324
                                               --------

CASH EQUIVALENTS -- 0.6%
     SEI Daily Income Trust
       Money Market Portfolio         287           287
     SEI Daily Income Trust Prime
       Obligation Portfolio            19            19
                                               --------
TOTAL CASH EQUIVALENTS
   (Cost $306)                                      306
                                               --------
TOTAL INVESTMENTS -- 98.1%
   (Cost $49,892)                                50,106
                                               --------
OTHER ASSETS AND LIABILITIES, NET-- 1.9%            951
                                               --------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 5,061,072 outstanding shares
   of beneficial interest                        52,965
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 20,300 outstanding shares
   of beneficial interest                           206
Accumulated net realized loss on investments     (2,328)
Net unrealized appreciation on investments          214
                                               --------
TOTAL NET ASSETS-- 100.0%                      $ 51,057
                                               ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS        $10.05
                                               ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- RETAIL CLASS                $10.04
                                               ========
 MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS ($10.04 / 98.5%)                 $10.19
                                               ========

---------------------------------------------------------
MTN -- MEDIUM TERM NOTE


---------------------------------------------------------
SHORT TERM MUNICIPAL
BOND FUND
---------------------------------------------------------
[PIE CHART OMITTED]

REVENUE BONDS                       55.8%
GENERAL OBLIGATIONS                 43.1%
CASH EQUIVALENTS                     1.1%

% OF TOTAL PORTFOLIO INVESTMENTS

---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
MUNICIPAL BONDS -- 97.8%
   ALABAMA -- 7.5%
     Alabama State Water Pollution
       Control Authority RB, AMBAC
       5.250%,  08/15/00             $500      $    516
     Jasper, Waterworks & Sewer
       Board RB, AMBAC
       5.050%,  06/01/01               50            52
     Mobile County GO
       6.050%,  02/01/01               65            69
     Mobile County, Public Improvements
       GO, AMBAC
       7.125%,  08/15/10              500           547
                                               --------
                                                  1,184
                                               --------
   ARIZONA -- 1.8%
     Arizona State Educational
       Marketing Loan Review
       RB, Series A, MBIA
       6.900%,  09/01/00              265           281
                                               --------
   CALIFORNIA -- 3.2%
     Oxnard, Special Assessment RB
       4.900%,  09/02/00              500           506
                                               --------

                                                                    (CONTINUED)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1998
STATEMENT OF NET ASSETS
SHORT TERM MUNICIPAL BOND FUND (CONTINUED)
---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
   CONNECTICUT -- 3.6%
     Connecticut State Development
       Authority RB, Gross
       Health Care Project
       8.500%,  04/01/21             $500      $    575
                                               --------
   HAWAII -- 3.3%
     Hawaii State GO, Series C, FGIC
       6.000%,  03/01/01              500           528
                                               --------
   ILLINOIS -- 7.2%
     Du Page, Water Commission GO
       5.850%,  03/01/00              500           519
     Illinois State Health Facilities
       Authority RB, Loyola University
       Health Systems, Series A, MBIA
       4.550%,  07/01/01              300           304
     Illinois State Tax Increment RB,
       Hoffman Estates
       6.500%,  05/15/01              300           320
                                               --------
                                                  1,143
                                               --------
   INDIANA -- 9.3%
     Indiana State Educational Facility
       Authority RB, University of
       Evansville Project
       8.125%,  11/01/10              300           338
     Indiana State School Building
       Corporation RB, Kokomo Center,
       AMBAC, STAID
       6.750%,  07/15/00              500           532
     Indiana University RB, Series H
       6.600%,  08/01/01              550           600
                                               --------
                                                  1,470
                                               --------
   IOWA -- 3.2%
     Sioux City, Public Improvements GO
       4.800%,  06/01/00              500           511
                                               --------
   MARYLAND -- 3.2%
     Prince George County, Public
       Improvements GO, Series A, MBIA
       5.100%,  03/01/00              500           513
                                               --------

---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
   MINNESOTA -- 6.7%
     Owatonna, Independent School
       District # 761 GO
       5.100%,  02/01/00             $500      $    513
     Rochester, Health Care Facilities RB,
       Mayo Medical Center, Series C
       7.100%,  11/15/00              500           541
                                               --------
                                                  1,054
                                               --------

   MISSISSIPPI -- 2.3%
     Mississippi State Higher Education
       RB, Series B
       6.100%,  07/01/01              350           365
                                               --------
   NEBRASKA -- 0.7%
     Nebraska State Building Lease RB,
       Data Processing Center
       5.800%,  06/15/01              100           105
                                               --------
   NEVADA -- 4.1%
     Nevada State Housing Division RB,
       Single Family Program, Series A-1
       5.200%,  10/01/01               95            97
     Washoe County, Public Improvements
       GO, MBIA
       8.250%,  06/01/00              500           547
                                               --------
                                                    644
                                               --------
   NEW YORK -- 6.5%
     New York State Thruway Authority RB,
       Local Highway & Bridges
       Services Contract
       5.000%,  04/01/01              500           511
     North Hempstead GO, Series A, FGIC
       5.500%,  02/15/01              500           524
                                               --------
                                                  1,035
                                               --------
   NORTH DAKOTA -- 3.2%
     Fargo RB, AMBAC
       5.000%,  01/01/01              500           513
                                               --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
34

                                                    THE ACHIEVEMENT FUNDS TRUST
---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
   OHIO -- 7.0%
     Cincinnati, City School District Tax
       Anticipation Note, Series C, AMBAC
       5.250%,  12/01/00             $500      $    518
     Montgomery County GO,
       Issue I, Series A
       6.750%,  09/01/10              100           109
     Ohio State School District GO
       5.250%,  04/15/01              455           474
                                               --------
                                                  1,101
                                               --------
   PENNSYLVANIA -- 6.6%
     Allegheny County, Hospital
       Development Authority RB,
       Saint Francis Medical Center Project
       4.800%,  05/15/00              395           400
     Pennsylvania State GO
       9.000%, 10/01/00               190           192
       9.000%, 10/01/01                90            92
      Philadelphia, Hospitals & Higher
       Education Facilities Authority RB,
       Temple University Hospital, Series A
       6.000%,  11/15/00              350           366
                                               --------
                                                  1,050
                                               --------
   SOUTH CAROLINA -- 3.3%
     Pickens County, School District
       GO, FGIC
       5.250%,  05/01/00              500           515
                                               --------
   TEXAS -- 9.5%
     Amarillo, Independent School District
       GO, PSFG
       7.000%,  02/01/00              500           529
     Dallas, Housing RB, Corporate
       Capital Projects
       7.450%,  08/01/00              140           148
     Northeast Texas Independent School
       District GO, PSFG
       7.000%,  02/01/00              500           529
     Tarrant County, Health Facilities
       Development RB, Health Resources
       Systems, Series A, MBIA
       5.000%,  02/15/01              300           308
                                               --------
                                                  1,514
                                               --------
---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
   UTAH -- 3.2%
     Utah State Water Finance Agency RB,
       Series A, MBIA
       5.000%,  10/01/00             $500      $    513
                                               --------
   WASHINGTON -- 1.6%
     Washington State Public Power
       Supply RB, Nuclear
       Project # 1, Series B
       5.000%,  07/01/01              250           256
                                               --------
   WISCONSIN -- 0.8%
     Wisconsin State Housing & Economic
       Development Authority RB, Series C
       4.800%,  11/01/00              125           127
                                               --------
TOTAL MUNICIPAL BONDS
   (Cost $15,353)                                15,503
                                               --------

CASH EQUIVALENTS -- 1.1%
     SEI Institutional
       Tax-Free Portfolio              55            55
     SEI Tax-Free Portfolio           115           115
                                               --------
TOTAL CASH EQUIVALENTS
   (Cost $170)                                      170
                                               --------
TOTAL INVESTMENTS -- 98.9%
   (Cost $15,523)                                15,673
                                               --------
OTHER ASSETS AND LIABILITIES, NET-- 1.1%            176
                                               --------

                                                                    (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1998
STATEMENT OF NET ASSETS
SHORT TERM MUNICIPAL BOND FUND (CONCLUDED)
----------------------------------------------------------
                                                MARKET
DESCRIPTION                                   VALUE (000)
---------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 1,554,562
   outstanding shares of
   beneficial interest                         $ 15,455
Portfolio Shares of Retail Class
   (unlimited authorization -- no par
   value) based on 22,103 outstanding
   shares of beneficial interest                    227
Undistributed net investment income                   8
Accumulated net realized gain on investments          9
Net unrealized appreciation on investments          150
                                               --------
TOTAL NET ASSETS-- 100.0%                       $15,849
                                               ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS        $10.05
                                               ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- RETAIL CLASS                $10.08
                                               ========
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS ($10.08 / 98.5%)                 $10.23
                                               ========

---------------------------------------------------------
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
PSFG -- PERMANENT SCHOOL FUND GUARANTEED
STAID -- STATE AID WITHHOLDING

---------------------------------------------------------
IDAHO MUNICIPAL BOND FUND
---------------------------------------------------------
[PIE CHART OMITTED]

CASH EQUIVALENTS                     1.9%
REVENUE BONDS                       25.7%
GENERAL OBLIGATIONS                 72.4%

% OF TOTAL PORTFOLIO INVESTMENTS
---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
MUNICIPAL BONDS -- 96.8%
   IDAHO -- 93.1%
     Ada & Canyon Counties,
       Joint School District # 2,
       Meridian GO
       5.350%,  07/30/09           $  750      $    802
       5.500%,  07/30/10              205           220
       5.500%,  07/30/11              270           289
       5.500%,  07/30/14              500           529
       5.625%,  07/30/16              500           531
     Ammon, Urban Renewal Agency
       RB, Series B
       6.000%,  08/01/14              125           132
     Bannock & Caribou Counties,
       Joint School District # 21,
       Marsh VY GO
       5.300%,  09/01/04              100           104
     Bannock County GO, FGIC
       5.250%,  08/01/15              500           513
     Bingham County, School
       District # 055, Blackfoot
       GO, MBIA
       5.650%,  08/01/15              560           591
     Boise City RB
       5.100%,  02/01/11              500           517
     Boise City, Airport RB, Package
       Facility Project, Series A, AMBAC
       5.400%,  08/01/11            1,000         1,052

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
36

                                                    THE ACHIEVEMENT FUNDS TRUST

---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
     Boise City, Independent School
       District # 1 GO, AMBAC
       5.400%,  07/30/14           $  500      $    521
     Boise, Independent School
       District GO
       5.375%,  07/30/10              250           265
       5.500%,  07/30/16            1,250         1,306
     Boise State University Student
       Housing System RB
       5.250%,  04/01/17              160           164
     Bonneville & Bingham Counties,
       School District # 93 GO, FGIC
       5.750%,  07/30/07              500           552
       5.500%,  07/30/10              850           914
     Bonneville County, Jail Bonds
       GO, FSA
       5.500%,  08/01/16              590           616
     Bonneville County, School
       District # 91, Idaho Falls GO
       5.200%,  08/01/05              500           517
       5.450%,  08/01/08              500           517
       5.500%,  08/01/09              300           310
     Canyon County, School
       District # 131, Nampa GO, MBIA
       5.500%,  07/30/11              500           521
       5.500%,  07/30/12              500           521
     Canyon County, School
       District # 132 GO, FSA
       5.400%,  07/30/12              400           419
       5.450%,  07/30/15              900           940
     Canyon County, School
       District # 132 GO, FSA
       5.400%,  07/30/11              200           209
       5.450%,  07/30/14              470           492
     Canyon County, School
       District # 139 GO
       5.100%,  08/01/09              500           513
       5.200%,  08/01/10            1,000         1,026
       5.200%,  08/01/11              320           328
       5.200%,  08/01/12              110           112
     Caribou & Bonneville Counties,
       School District # 150 GO
       5.500%,  09/01/06              200           206
     Cassia & Twin Falls Counties,
       Joint School District # 151
       GO, FGIC
       5.375%,  08/01/14            1,000         1,041
       5.375%,  08/01/16            1,000         1,037
     City of Sun Valley GO
       5.050%,  08/01/08              195           203

---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
     Coeur D'Alene GO, AMBAC
       5.350%,  03/01/11           $  240      $    248
     Elmore County, School District # 193,
       Mountain Home GO, AMBAC
       5.000%,  07/31/10              400           413
     Fremont & Madison Counties,
       School District # 215,
       St. Anthony GO, FSA
       5.600%,  08/01/14              125           131
       5.600%,  08/01/15              765           799
     Gooding & Lincoln Counties,
       Joint School District # 231
       GO, FSA
       6.300%,  02/01/15              535           597
     Gooding & Lincoln Counties,
       Joint School District # 231
       GO, FSA
       6.250%,  02/01/12              130           145
     Gooding County, School District
       # 232, Wendell GO, AMBAC
       5.000%,  08/01/11              100           101
     Idaho State Building Authority
       RB, MBIA
       5.600%,  09/01/05              100           107
       5.800%,  09/01/05              100           108
     Idaho State Health Facility
       Authority RB, Magic
       Valley Regional
       Medical Center, AMBAC
       5.200%,  12/01/04              250           266
       5.625%,  12/01/13              200           210
     Idaho State Health Facility
       Authority RB, Mercy
       Medical Center
       6.200%,  11/15/12              130           144
     Idaho State Health Facility
       Authority RB, St. Alphonsus
       Regional Medical Center
       6.100%,  12/01/07              100           110
     Idaho State Health Facility
       Authority RB, St. Joseph's
       Regional Medical Center, MBIA
       5.000%,  07/01/07              500           529
     Idaho State Housing & Finance
       Association RB, AMT
       6.150%,  01/01/28            1,000         1,061
     Jefferson County, School
       District # 253 GO, MBIA
       5.500%,  08/01/15              240           254
                                                                    (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1998
STATEMENT OF NET ASSETS
IDAHO MUNICIPAL BOND FUND (CONCLUDED)
---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
     Jerome County, School
       District # 262 GO, AMBAC
       5.150%,  08/01/04            $ 200      $    206
     Jerome, Lincoln & Gooding
       Counties GO
       5.000%,  07/31/12              290           293
     Kootenai County, Consolidated
       Free Library District GO, FSA
       5.000%,  08/01/06              160           170
     Latah & Clearwater Counties,
       School District # 286 GO, AMBAC
       5.500%,  02/01/07              200           210
       5.600%,  02/01/08              200           209
     Lewiston Orchards, District Water RB
       5.000%,  06/01/08              110           114
     Madison County GO, FSA
       5.400%,  08/01/15              420           437
     Madison County, School District
       # 321, Rexburg GO, AMBAC
       5.300%,  02/01/03              200           208
     McCall, Water RB, Parity Lien, FSA
       5.750%,  03/01/07              215           238
       5.850%,  03/01/16              500           540
     Meridian GO, FSA
       5.000%,  08/01/15              290           295
     Nez Perce County, Pollution
       Control RB, Potlatch
       Corporation Project
       6.000%,  10/01/24            1,000         1,070
     Oneida County, School District
       # 351 GO, MBIA
       5.000%,  07/31/15              375           381
     Payette County, School District
       # 372 GO, Asset Guaranty
       6.750%,  07/31/09              100           111
     Southern Idaho Regional Solid
       Waste Project COP
       5.450%,  11/01/13              500           523
     Teton County, School District
       # 401 GO, FSA
       5.300%,  08/01/07              225           243
       5.500%,  08/01/10              400           429
     Twin Falls & Cassia Counties,
       Joint School District # 418
       GO, MBIA
       5.450%,  08/01/15              145           152

---------------------------------------------------------
                                     FACE       MARKET
DESCRIPTION                      AMOUNT (000) VALUE (000)
---------------------------------------------------------
     Twin Falls County, School District
       # 413 GO, Class A, AMBAC
       5.250%,  07/30/09           $  200      $    210
       5.250%,  07/30/13              400           413
       5.250%,  07/30/14              420           432
     Twin Falls County, School
       District # 415 GO, Asset Guaranty
       5.500%,  08/01/15              195           204
     University of Idaho, Refunding &
       Improvements Facility RB
       5.100%,  04/01/07              200           210
     University of Idaho, Refunding
       Student Building Fee RB
       5.350%,  04/01/10              250           260
     University of Idaho,
       Student Fee RB
       5.650%,  04/01/22              500           530
     University of Idaho, Student Fee
       Telecommunications RB, FSA
       5.850%,  04/01/11              500           548
     Washington County, School
       District # 431 GO, AMBAC
       5.300%,  08/01/04              200           211
       5.400%,  08/01/05              100           106
       5.500%,  08/01/06              200           212
                                               --------
                                                 32,918
                                               --------
   PUERTO RICO -- 3.7%
     Puerto Rico Commonwealth GO
       5.750%,  07/01/17              250           265
     Puerto Rico Municipal Finance
       Agency RB, Series A
       5.250%,  07/01/10            1,000         1,056
                                               --------
                                                  1,321
                                               --------
TOTAL MUNICIPAL BONDS
   (Cost $32,456)                                34,239
                                               --------

CASH EQUIVALENT -- 1.9%
     SEI Institutional
       Tax-Free Portfolio             663           663
                                               --------
TOTAL CASH EQUIVALENT
   (Cost $663)                                      663
                                               --------
TOTAL INVESTMENTS -- 98.7%
   (Cost $33,119)                                34,902
                                               --------
OTHER ASSETS AND LIABILITIES, NET-- 1.3%            472
                                               --------
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
38

                                                    THE ACHIEVEMENT FUNDS TRUST
---------------------------------------------------------
                                                MARKET
DESCRIPTION                                   VALUE (000)
---------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization-- no par value)
   based on 2,411,630 outstanding shares
   of beneficial interest                      $ 24,629
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 855,756 outstanding shares
   of beneficial interest                         8,937
Accumulated net realized gain on investments         25
Net unrealized appreciation on investments        1,783
                                               --------
TOTAL NET ASSETS-- 100.0%                      $ 35,374
                                               ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS        $10.82
                                               ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- RETAIL CLASS                $10.85
                                               ========
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS ($10.85 / 96%)                   $11.30
                                               ========

---------------------------------------------------------
AMT -- ALTERNATIVE MINIMUM TAX
COP-- CERTIFICATE OF PARTICIPATION
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE.
ASSET GUARANTY -- ASSET GUARANTY
AMBAC -- AMERICAN
MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION

---------------------------------------------------------
MUNICIPAL BOND FUND
---------------------------------------------------------
[PIE CHART OMITTED]

CASH EQUIVALENTS                     0.3%
GENERAL OBLIGATIONS                 18.1%
REVENUE BONDS                       81.6%
% OF TOTAL PORTFOLIO INVESTMENTS
---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
MUNICIPAL BONDS -- 98.7%
   ALABAMA -- 2.3%
     Alabama State Housing Finance
       Authority RB, Series B,
       AMT, GNMA
       6.100%,  10/01/20           $  125      $    131
     Birmingham GO
       5.700%,  06/01/15            1,000         1,055
     Valley, Special Care Facilities RB,
       Lanier Memorial Hospital, Series A
       5.650%,  11/01/22              500           501
                                               --------
                                                  1,687
                                               --------
   ALASKA -- 6.7%
     Alaska State Housing Finance Authority
       RB, MBIA
       6.100%,  12/01/37              370           392
     Alaska State Housing Finance Authority
       RB, Series A
       5.700%,  12/01/29              500           511
     Alaska State Student Loan RB,
       Series A, AMBAC
       5.750%,  07/01/14              400           419
     Alaska State Veterans Housing RB,
       1st Series, GNMA
       5.400%,  12/01/23              455           457

                                                                    (CONTINUED)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1998
STATEMENT OF NET ASSETS
MUNICIPAL BOND FUND (CONTINUED)
----------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   ALASKA (CONTINUED)
     Valdez, Marine Term RB,
       Mobil Pipeline Project
       5.750%,  11/01/28           $1,000      $  1,032
     Valdez, Marine Term RB,
       Mobil Pipeline Project, Series A
       5.850%,  08/01/25            1,000         1,037
     Valdez, Marine Term RB,
       Mobil Pipeline Project, Series B
       5.500%,  10/01/28            1,000         1,010
                                               --------
                                                  4,858
                                               --------
   ARIZONA -- 2.2%
     Maricopa County, Elementary
       School District # 068
        GO, AMBAC
       5.100%,  07/01/11              500           515
     Tucson GO, Series 1994-B
       5.750%,  07/01/19            1,000         1,054
                                               --------
                                                  1,569
                                               --------
   ARKANSAS -- 0.7%
     Independence County, Pollution
       Control RB, Power & Light Project
       6.250%,  01/01/21              500           532
                                               --------
   CALIFORNIA -- 3.7%
     California State Housing Finance
       Agency RB, Series I, AMT, MBIA
       5.750%,  02/01/29              250           260
     California State Tri-City Hospital
       District RB, Series A, MBIA
       5.625%,  02/15/17            1,010         1,067
     Los Angeles, Department of
       Water & Power RB
       6.000%,  07/15/32              190           201
     Northern California Power Agency
       RB, AMBAC,
       Pre-refunded @ 100 (A)
       7.500%,  07/01/21              530           704
     San Francisco, Airport Improvement
       RB, United Airlines, ETM
       8.000%,  07/01/13              290           356
     San Francisco, City & County RB,
       Series A, GNMA
       7.125%,  10/01/16              105           117
                                               --------
                                                  2,705
                                               --------
   COLORADO -- 1.5%
     Colorado State Board of Agriculture
       RB, University of
       Southern Colorado
       8.250%,  05/01/03              100           105

---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
     Denver, City & County RB,
       The Boston Loft Project,
       Series A, AMT, FHA
       5.750%,  10/01/27           $  500      $    510
     Summit County, Sports Facilities RB,
       Keystone Resorts Project
       7.375%,  09/01/10              420           504
                                               --------
                                                  1,119
                                               --------
   CONNECTICUT -- 0.7%
     Waterbury, Housing Authority RB,
       Section 8, Project A, GNMA
       5.850%,  02/01/37              500           524
                                               --------
   DISTRICT OF COLUMBIA -- 0.2%
     District of Columbia Housing
       Finance RB, Congress Park II
       Apartments, MBIA (B)
       0.000%,  11/01/25            2,255           140
                                               --------
   FLORIDA -- 1.5%
     Boynton Beach, Housing RB,
       Clipper Cove Apartments
       6.450%,  01/01/27              505           552
     Florida State Housing Finance
       Agency RB, Glen Oaks Apartments
       Project, AMT, FNMA
       5.900%,  02/01/30              500           521
                                               --------
                                                  1,073
                                               --------
   GEORGIA -- 1.4%
     Georgia State Housing & Finance Authority
       RB, Subseries B2, AMT
       5.850%,  12/01/28            1,000         1,036
                                               --------
   HAWAII -- 2.5%
     Hawaii State Department of
       Budget & Finance RB,
       Wahawa General Hospital Project
       7.500%,  07/01/12              250           277
     Hawaii State GO, Series CN, FGIC
       5.500%,  03/01/16            1,000         1,056
     Hawaii State Housing Finance
       & Development RB,
       Series A, FNMA
       5.750%,  07/01/30              500           508
                                               --------
                                                  1,841
                                               --------
   IDAHO -- 1.3%
     Idaho State Health Facilities Authority
       RB, Bannock Regional
       Medical Center Project
       6.125%,  05/01/25              465           496

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
40

                                                    THE ACHIEVEMENT FUNDS TRUST

---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
     Nez Perce County, Pollution
       Control RB, Potlatch
       Corporation Project
       6.000%,  10/01/24           $  450      $    481
                                               --------
                                                    977
                                               --------
   ILLINOIS -- 8.7%
     Bryant, Pollution Control RB,
       Central Illinois Light Company
       5.900%,  08/01/23            1,000         1,044
     Chicago, Board of Education
       GO, MBIA
       6.000%,  12/01/26              150           162
     Chicago, Housing Authority RB,
       Bryne Mawr/Belle Project,
       AMT, GNMA
       6.125%,  06/01/39              500           533
     Cook County RB, Series B, FGIC,
       Pre-refunded @ 102 (A)
       6.000%,  11/15/02              200           219
     Illinois State Housing Development
       Authority RB, HUD Section 8
       7.000%,  07/01/17               90            91
     Illinois State Toll Highway Priority
       RB, Series A, FGIC
       6.200%,  01/01/16            1,000         1,084
     Kane, Cook & Du Page Counties,
       School District # 46 GO, FSA
       5.550%,  01/01/11            1,000         1,065
     McHenry County, Community Unit
       School District # 200 GO,
       Series A, FSA
       5.850%,  01/01/16            1,000         1,070
     Rockford, Faust Landmark
       Apartments RB, Series A, MBIA
       6.750%,  01/01/18            1,000         1,109
                                               --------
                                                  6,377
                                               --------
   INDIANA -- 2.0%
     Ball State University Student Fee
       RB, Series G, FGIC
       6.125%,  07/01/14              500           539
     Hammond, Multi-School Building
       RB, FGIC
       6.125%,  07/15/19              720           779
     Indiana State Toll Financial
       Authority RB
       6.000%,  07/01/13               25            25
     Petersburg, Pollution Control RB,
       Indianapolis Power & Light
       6.625%,  12/01/24              105           118
                                               --------
                                                  1,461
                                               --------
---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   IOWA -- 2.1%
     Iowa City, Sewer RB, MBIA
       5.750%,  07/01/21           $1,000      $  1,049
     Iowa State Finance Authority RB,
       Series F, GNMA
       5.700%,  01/01/27              500           514
                                               --------
                                                  1,563
                                               --------
   KANSAS -- 0.4%
     Newton, Hospital RB,
       Newton Healthcare, Series A
       7.375%,  11/15/14              250           278
                                               --------
   KENTUCKY -- 0.9%
     Kentucky State Economic Development
       RB, Appalachian Hospital System
       5.875%,  10/01/22              500           516
     University of Louisville Consolidated
       Educational Building RB, Series H
       5.875%,  05/01/11              100           107
                                               --------
                                                    623
                                               --------
   MAINE -- 4.2%
     Maine State Health & Higher Education
       Facilities RB, Series B, AMBAC
       5.750%,  07/01/26            1,000         1,061
     Maine State Housing Authority
       RB, Series D2, AMT
       5.900%,  11/15/25            1,000         1,029
     Maine State Housing Authority
       RB, Series F1
       5.500%,  11/15/29            1,000         1,007
                                               --------
                                                  3,097
                                               --------
   MASSACHUSETTS -- 0.3%
     Massachusetts State Health &
       Educational Facilities Authority
       RB, Melrose-Wakefield Hospital,
       Series B, ETM, GOH
       5.875%,  07/01/18              200           224
                                               --------
   MICHIGAN -- 4.4%
     Lake Orion, Community School
       District GO, AMBAC
       5.800%,  05/01/15            1,000         1,068
     Michigan State Housing Development
       Authority RB, FHA
       5.700%,  07/01/06              115           115
     Plymouth-Canton, Community School
       District GO, Series A, QSBLF
       6.625%,  05/01/16              400           430
     Romulus, Community School
       Capital Appreciation RB,
       Series II, FGIC,
       Pre-refunded @ 36.70 (A) (B)
       0.000%,  05/01/07            2,305           562

                                                                    (CONTINUED)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1998
STATEMENT OF NET ASSETS
MUNICIPAL BOND FUND (CONTINUED)
---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   MICHIGAN (CONTINUED)
     Ypsilanti, School District
       GO, FGIC
       5.750%,  05/01/20           $1,000      $  1,060
                                               --------
                                                  3,235
                                               --------
   MISSISSIPPI -- 0.7%
     Mississippi State Hospital
       Equipment & Facility RB,
       Magnolia Hospital Project
       7.375%,  10/01/21              500           535
                                               --------
   MISSOURI -- 1.0%
     Missouri State Health & Education
       Facilities RB, SSM Health Care
       Projects, Series B, ETM, MBIA
       7.000%,  06/01/15              650           732
                                               --------
   NEVADA -- 2.2%
     Nevada State Housing
       Division RB, Issue C-1, FHA
       6.500%,  10/01/16              200           214
     Nevada State Housing
       Division RB, Saratoga
       Palms, FNMA
       6.250%,  10/01/16              280           298
     Nevada State Municipal
       Bond Bank GO,
       Project 52, Series A
       6.000%,  05/15/24            1,000         1,086
                                               --------
                                                  1,598
                                               --------
   NEW HAMPSHIRE -- 0.9%
     New Hampshire State Higher
       Education & Health Facilities RB,
       Nashua Memorial Hospital
       6.250%,  10/01/08              630           675
                                               --------
   NEW MEXICO -- 2.7%
     Bernalillo County, Gross
       Receipts Tax
       RB, Series A
       5.750%,  04/01/21            1,000         1,095
     Carlsbad, Housing RB,
       Colonial Hillcrest
       7.375%,  08/01/27              375           404
     Southeastern New Mexico
       Affordable Housing RB,
       Casa Hermosa Apartments
       7.250%,  12/01/27              430           436
                                               --------
                                                  1,935
                                               --------
   NEW YORK -- 5.1%
     New York State Dormitory Authority RB,
       Menorah Campus, FHA
       6.100%,  02/01/37            1,000         1,063
     New York State Ideal
       Senior Living
       Center Housing RB
       5.900%,  08/01/26              500           526
     New York State Local Government
       Assistance RB, Series A
       6.000%,  04/01/24              100           108

---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
     New York State Metropolitan Transit
       Authority RB, Series C1
       5.625%,  07/01/27           $1,000      $  1,025
     United Nations Development
       RB, Series B
       5.600%,  07/01/26            1,000         1,004
                                               --------
                                                  3,726
                                               --------
   NORTH CAROLINA -- 2.5%
     North Carolina State Eastern
       Municipal Power Agency RB,
       Catawba Electric, Series B
       6.000%,  01/01/20              945           951
     North Carolina State Eastern
       Municipal Power Agency RB,
       Series A, Pre-refunded @ 100 (A)
       6.000%,  01/01/22              480           558
     North Carolina State Eastern
       Municipal Power Agency
       RB, Series B
       5.500%,  01/01/21              310           310
                                               --------
                                                  1,819
                                               --------
   NORTH DAKOTA -- 1.3%
     Fargo, Housing RB
       7.125%,  02/01/26              255           261
     North Dakota State Housing Finance
       Agency RB, Series C, AMT
       5.950%,  07/01/17              280           298
       6.100%,  07/01/28              365           381
                                               --------
                                                    940
                                               --------
   OHIO -- 2.5%
     Johnstown, Waterworks System RB
       6.000%,  12/01/17              250           261
     Montgomery, Special Assessment
       RB, Montgomery Woods Project
       6.000%,  12/01/17               76            81
     Oak Hills, Local School District
       GO, Series A
       5.700%,  12/01/25              500           520
     University of Cincinnati General
       Receipts RB, Series AA1
       5.000%,  06/01/18            1,000           981
                                               --------
                                                  1,843
                                               --------
   OREGON -- 1.5%
     Lincoln County, School District
       GO, FGIC
       5.600%,  06/15/10            1,000         1,096
                                               --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
42

                                                    THE ACHIEVEMENT FUNDS TRUST
---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   PENNSYLVANIA -- 8.8%
     Allegheny County, Hospital
       Development Authority RB,
       Ohio Valley General Hospital
       5.875%,  04/01/11           $  500      $    517
     Allentown, Hospital Authority
       RB, Sacred Heart Hospital
       of Allentown, Series A
       6.750%,  11/15/14              500           548
     Delaware County, Health Care
       Authority RB, Mercy Health
       Corporation, Series B,
       Pre-refunded @ 100 (A)
       6.000%,  11/15/05              500           556
     Delaware County, Hospital
       Authority RB, Crozer-Chester
       Medical Center
       6.000%,  12/15/09              500           529
       6.000%,  12/15/20              500           519
     Pennsylvania State Housing
       Finance Agency RB, Series 39B
       6.875%,  10/01/24              750           817
     Pennsylvania State Housing
       Finance Agency RB, Series
       59A, AMT
       5.800%,  10/01/29            1,250         1,298
     Philadelphia, Hospital
       Facilities Authority RB,
       Friends Hospital
       6.200%,  05/01/11              500           528
     Scranton-Lackawanna, Health &
       Welfare Authority RB, Moses
       Taylor Hospital Project
       6.250%,  07/01/20              500           536
     Warren County, Hospital
       Authority
       RB, Series A
       6.900%,  04/01/11              500           553
                                               --------
                                                  6,401
                                               --------
   PUERTO RICO -- 1.5%
     Puerto Rico Commonwealth GO
       5.750%,  07/01/17            1,000         1,060
                                               --------
   RHODE ISLAND -- 2.1%
     Rhode Island State Health &
       Education Building RB
       5.700%,  07/01/15              500           503
     Rhode Island State Housing &
       Mortgage Finance Authority RB,
       Series 23, AMT
       5.950%,  04/01/29            1,000         1,036
                                               --------
                                                  1,539
                                               --------

---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   SOUTH CAROLINA -- 2.9%
     Peidmont, Municipal Power Agency
       RB, Series A
       5.750%,  01/01/24           $1,050      $  1,051
     University of South Carolina
       RB, MBIA
       5.750%,  06/01/26            1,000         1,060
                                               --------
                                                  2,111
                                               --------
   SOUTH DAKOTA -- 0.8%
     South Dakota State Health &
       Education Facilities RB,
       Huron Regional Medical Center
       7.250%,  04/01/20              500           555
                                               --------
   TEXAS -- 1.2%
     Harris County, Industrial Development
       RB, Gatx Terminals Project
       6.950%,  02/01/22              500           548
     Texarkana, Health Facilities RB,
       Wadley Regional Medical Center,
       Series B, MBIA
       6.000%,  10/01/17              160           179
     Victoria County, Hospital RB,
       Citizens Medical Center, AMBAC
       6.250%,  01/01/16              100           109
                                               --------
                                                    836
                                               --------
   UTAH -- 3.5%
     Provo City, Housing Authority RB,
       Lookout Pointe Apartments, GNMA
       5.800%,  07/20/22              500           516
     Salt Lake County, Westminster
       College Project RB
       5.750%,  10/01/27              250           258
     Utah State Building Ownership
       Authority Lease RB, State
       Facilities Master Lease,
       Series A, AMBAC
       5.750%,  05/15/18              300           316
     Utah State Housing Finance
       Agency RB, FHA
       6.800%,  01/01/12              315           337
     Utah State Intermountain Power
       Agency RB, Series C
       5.750%,  07/01/20              105           105
     Weber County, Municipal
       Building Authority RB, MBIA
       5.750%,  12/15/19            1,000         1,055
                                               --------
                                                  2,587
                                               --------

                                                                    (CONTINUED)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1998
STATEMENT OF NET ASSETS
MUNICIPAL BOND FUND (CONCLUDED)
---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
   VERMONT -- 2.0%
     Vermont State Housing Finance
       Agency RB, Series 9, AMT, MBIA
       6.000%,  05/01/37            $ 595      $    620
     Vermont State Student Assistance
       Financing RB, Series B, AMT, FSA
       6.700%,  12/15/12              800           873
                                               --------
                                                  1,493
                                               --------
   WASHINGTON -- 1.6%
     Bellingham, Housing Authority RB,
       Cascade Meadows Project
       7.100%,  11/01/23              200           216
       7.000%,  11/01/25              200           219
     Bellingham, Housing Authority RB,
       Pacific Rim Project
       6.500%,  10/01/22              100           106
     Washington State Development RB,
       Tramco Project
       6.000%,  08/01/23              510           529
     Washington State Health Facilities
       RB, Puget Sound Group
       Health Co-op, MBIA
       6.250%,  12/01/21              100           105
                                               --------
                                                  1,175
                                               --------
   WISCONSIN -- 3.3%
     Wisconsin State GO, Series D, AMT
       5.800%,  05/01/20              145           151
     Wisconsin State Health & Education
       Facilities RB, Franciscan
       Skemp Medical Center
       6.125%,  11/15/15            1,000         1,084
     Wisconsin State Health & Education
       Facilities RB, Hess Memorial
       Hospital Association
       7.875%,  11/01/22              500           580
     Wisconsin State Housing & Economic
       Development RB, Series A
       6.000%,  09/01/15              550           580
                                               --------
                                                  2,395
                                               --------
   WYOMING -- 2.9%
     Jackson, National Rural Utilities
       Co-op RB, AMT
       5.875%,  05/01/26              500           524
     Wyoming State Community
       Development Authority RB,
       Series 4, AMT
       5.850%,  06/01/28              500           518
     Wyoming State Community
       Development Authority RB,
       Series A, FHA
       6.000%,  06/01/23            1,000         1,043
                                               --------
                                                  2,085
                                               --------

---------------------------------------------------------
                                    FACE       MARKET
DESCRIPTION                     AMOUNT (000) VALUE (000)
---------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (Cost $69,815)                              $ 72,055
                                               --------

CASH EQUIVALENT -- 0.3%
     SEI Institutional
       Tax-Free Portfolio            $182           182
                                               --------
TOTAL CASH EQUIVALENT
   (Cost $182)                                      182
                                               --------
TOTAL INVESTMENTS -- 99.0%
   (Cost $69,997)                                72,237
                                               --------
OTHER ASSETS AND LIABILITIES, NET-- 1.0%            734
                                               --------

NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 6,069,188 outstanding shares
   of beneficial interest                        60,867
Portfolio Shares of Retail Class
   (unlimited authorization -- no par value)
   based on 957,984 outstanding shares
   of beneficial interest                         9,595
Accumulated net realized gain on investments        269
Net unrealized appreciation on investments        2,240
                                               --------
TOTAL NET ASSETS-- 100.0%                      $ 72,971
                                               ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- INSTITUTIONAL CLASS         $10.38
                                               ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE-- RETAIL CLASS                $10.38
                                               ========
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS ($10.38 / 96%)                   $10.81
                                               ========

---------------------------------------------------------
(A) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(B) ZERO COUPON SECURITY
AMT -- ALTERNATIVE MINIMUM TAX
ETM -- ESCROWED TO MATURITY
GO -- GENERAL OBLIGATION
RB -- REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FHA -- FEDERAL HOUSING ADMINISTRATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY INSURANCE
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GOH -- GENERAL OBLIGATION OF HOSPITAL
HUD -- DEPARTMENT OF HOUSING & URBAN DEVELOPMENT
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
QSBLF -- QUALIFIED-SCHOOL BOND LOAN FUND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
44

FOR THE YEAR ENDED JANUARY 31, 1998                 THE ACHIEVEMENT FUNDS TRUST
STATEMENTS OF OPERATIONS (000)


--------------------------------------------------------------------------------------------------------------------
                                                                                          SHORT
                                                                                SHORT     TERM     IDAHO
                                                                INTERMEDIATE    TERM   MUNICIPAL  MUNICIPAL   MUNICIPAL
                                           EQUITY     BALANCED   TERM BOND      BOND      BOND      BOND        BOND
                                            FUND        FUND       FUND         FUND      FUND      FUND        FUND
                                           =======    =======   ============    =====  =========  =========   =========
INCOME:
   Dividend Income                         $ 2,684    $ 1,585     $    --      $   --     $ --     $   --      $   --
   Interest Income                             285      4,148       9,988       3,673      887      1,797       3,705
                                           -------    -------     -------      ------     ----     ------      ------
      Total Income                           2,969      5,733       9,988       3,673      887      1,797       3,705
                                           -------    -------     -------       -----     ----     ------      ------
EXPENSES:
   Administrative Fees                         389        339         296         114      100        100         135
   Less: Waiver of Administrative Fees          --         --          --          --      (61)       (31)         --
   Investment Advisory Fees                  1,440      1,253         888         343      119        207         406
   Less: Waiver of Investment
      Advisory Fees                           (199)      (213)       (179)       (115)     (56)      (100)       (205)
   Custodian/Transfer Agent Fees                55         53          52          46       44         45          47
   Professional Fees                            52         30          39          17        5          9          22
   Pricing Fees                                  5          5           4           2        1          4           3
   Registration & Filing Fees                  (39)        12         (25)          2      (12)        14          76
   Printing Fees                                30         26          22           9        3          6          11
   Trustee Fees                                  9          7           7           3        1          2           3
   Distribution Fees (1)                        15          8           6           1        1         22          23
   Interest and Other Expenses                   3         --          --          --       --         --           1
   Amortization of Deferred
      Organizational Costs                       9         10           6           7        3          2           8
                                           -------    -------     -------       -----     ----     ------      ------
   Total Expenses                            1,769      1,530       1,116         429      148        280         530
                                           -------    -------     -------       -----     ----     ------      ------
   Net Income                                1,200      4,203       8,872       3,244      739      1,517       3,175
                                           -------    -------     -------       -----     ----     ------      ------
   Net Realized Gain (Loss) on
      Investments                           18,358     10,936        (389)       (253)      65         70       1,138
   Net Change in Unrealized
      Appreciation/(Depreciation)
      of Investments                        19,189     11,733       4,245         426        6      1,413       2,226
                                           -------    -------     -------       -----     ----     ------      ------
   Net Realized and Unrealized Gain
      on Investments                        37,547     22,669       3,856         173       71      1,483       3,364
                                           -------    -------     -------       -----     ----     ------      -----
   Increase in Net Assets Resulting
      from Operations                      $38,747    $26,872     $12,728      $3,417     $810     $3,000      $6,539
                                           =======    =======     =======      ======     ====     ======      ======

(1) ALL DISTRIBUTION FEES ARE INCURRED IN RETAIL CLASS A.
    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
-------------------------------------------------------------------------------

                                                               EQUITY                BALANCED                   INTERMEDIATE
                                                                FUND                   FUND                    TERM BOND FUND
                                                       =====================    =====================      ===================
                                                        2/1/97        2/1/96      2/1/97      2/1/96        2/1/97     2/1/96
                                                          TO            TO          TO          TO            TO         TO
                                                        1/31/98      1/31/97     1/31/98      1/31/97       1/31/98    1/31/97
                                                       --------     --------    --------     --------      --------   --------
INVESTMENT ACTIVITIES:
   Net Investment Income                               $  1,200     $  1,328    $  4,203     $  4,368       $ 8,872    $ 7,450
   Net Realized Gain (Loss) on Investments               18,358       20,025      10,936        9,456          (389)      (558)
   Net Change in Unrealized
      Appreciation (Depreciation) of Investments         19,189        9,415      11,733        3,898         4,245     (4,069)
                                                       --------     --------    --------     --------      --------   --------

Increase in Net Assets
   Resulting From Operations                             38,747       30,768      26,872       17,722        12,728      2,823
                                                       --------     --------    --------     --------      --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
      Institutional Class                                (1,184)      (1,384)     (3,878)      (4,369)       (8,727)    (7,349)
      Retail Class A                                        (26)         (20)        (67)         (64)         (146)      (101)
   Capital Gains:
      Institutional Class                               (20,133)     (11,493)     (8,323)      (9,727)           --         --
      Retail Class A                                       (852)        (261)       (176)        (166)           --         --
                                                       --------     --------    --------     --------      --------   --------
Total Distributions                                     (22,195)     (13,158)    (12,444)     (14,326)       (8,873)    (7,450)
                                                       --------     --------    --------     --------      --------   --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
      Proceeds from Shares Issued                        32,263       30,191      14,194       14,417        44,870     42,280
      Reinvestment of Cash Distributions                  6,033        3,338      12,192       14,012         1,565      1,500
      Cost of Shares Redeemed                           (36,401)     (24,484)    (21,130)     (22,812)      (23,136)   (19,835)
                                                       --------     --------    --------     --------      --------   --------
Total Institutional Class Transactions                    1,895        9,045       5,256        5,617        23,299     23,945
                                                       --------     --------    --------     --------      --------   --------
   Retail Class A:
      Proceeds from Shares Issued                         6,827        2,796         968        1,788           757      2,819
      Reinvestment of Cash Distributions                    843          254         239          225           139         82
      Cost of Shares Redeemed                            (2,194)      (1,098)       (461)        (857)         (907)    (1,114)
                                                       --------     --------    --------     --------      --------   --------
Total Retail Class A Transactions                         5,476        1,952         746        1,156           (11)     1,787
                                                       --------     --------    --------     --------      --------   --------
Net Increase (Decrease) in Net
   Assets from Share Transactions                         7,371       10,997       6,002        6,773        23,288     25,732
                                                       --------     --------    --------     --------      --------   --------
Total Increase (Decrease) in Net Assets                  23,923       28,607      20,430       10,169        27,143     21,105
NET ASSETS:
   Beginning of Period                                  181,333      152,726     159,190      149,021       137,375    116,270
                                                       --------     --------    --------     --------      --------   --------
   End of Period                                       $205,256     $181,333    $179,620     $159,190      $164,518   $137,375
                                                       ========     ========    ========     ========      ========   ========
SHARES ISSUED AND REDEEMED:
   Institutional Class
      Shares Issued                                       2,097        2,308       1,102        1,240         4,313      4,075
      Shares Issued in Lieu of Cash Distributions           388          253         950        1,201           151        145
      Shares Redeemed                                    (2,373)      (1,871)     (1,650)      (1,931)       (2,228)    (1,919)
                                                       --------     --------    --------     --------      --------   --------
Total Institutional Class Share Transactions                112          690         402         510          2,236      2,301
                                                       --------     --------    --------     --------      --------   --------
   Retail Class A
      Shares Issued                                         434          216          74         152             72        273
      Shares Issued in Lieu of Cash Distributions            54           19          19          19             13          8
      Shares Redeemed                                      (144)         (83)        (36)        (73)           (87)      (107)
                                                       --------     --------    --------     --------      --------   --------
Total Retail Class A Share Transactions                     344          152          57          98             (2)       174
                                                       --------     --------    --------     --------      --------   --------
Net Increase (Decrease) in Share Transactions               456          842         459         608          2,234      2,475
                                                       ========     ========    ========     ========      ========   ========

(1) COMMENCED OPERATIONS ON NOVEMBER 1, 1996.
    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

46 & 47

                                                     THE ACHIEVEMENT FUNDS TRUST

                                                               SHORT TERM              SHORT TERM
                                                                BOND FUND         MUNICIPAL BOND FUND
                                                         ===================      ===================
                                                          2/1/97     2/1/96        2/1/97    2/1/96
                                                            TO         TO            TO        TO
                                                          1/31/98    1/31/97      1/31/98    1/31/97
                                                         --------   --------      -------   --------
INVESTMENT ACTIVITIES:
   Net Investment Income                                 $  3,244   $  4,266      $   739   $  1,034
   Net Realized Gain (Loss) on Investments                   (253)       (40)          65        130
   Net Change in Unrealized
      Appreciation (Depreciation) of Investments              426     (1,241)           6       (441)
                                                         --------   --------      -------   --------

Increase in Net Assets
   Resulting From Operations                                3,417      2,985          810        723
                                                         --------   --------      -------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
      Institutional Class                                  (3,230)    (4,239)        (740)    (1,031)
      Retail Class A                                          (14)       (27)          (8)        (8)
   Capital Gains:
      Institutional Class                                      --         --         (125)      (152)
      Retail Class A                                           --         --           (2)        (2)
                                                         --------   --------      -------   --------
Total Distributions                                        (3,244)    (4,266)        (875)    (1,193)
                                                         --------   --------      -------   --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
      Proceeds from Shares Issued                          12,725     23,170        2,668      2,746
      Reinvestment of Cash Distributions                    1,122      1,276            6          3
      Cost of Shares Redeemed                             (28,495)   (33,471)      (8,830)   (11,740)
                                                         --------   --------      -------   --------
Total Institutional Class Transactions                    (14,648)    (9,025)      (6,156)    (8,991)
                                                         --------   --------      -------   --------
   Retail Class A:
      Proceeds from Shares Issued                             122        789           65         53
      Reinvestment of Cash Distributions                        9          6           10         10
      Cost of Shares Redeemed                                (370)      (389)         (79)       (44)
                                                         --------   --------      -------   --------
Total Retail Class A Transactions                            (239)       406           (4)        19
                                                         --------   --------      -------   --------
Net Increase (Decrease) in Net
   Assets from Share Transactions                         (14,887)    (8,619)      (6,160)    (8,972)
                                                         --------   --------      -------   --------
Total Increase (Decrease) in Net Assets                   (14,714)    (9,900)      (6,225)    (9,442)
NET ASSETS:
   Beginning of Period                                     65,771     75,671       22,074     31,516
                                                         --------   --------      -------   --------
   End of Period                                         $ 51,057   $ 65,771      $15,849   $ 22,074
                                                         ========   ========      =======   ========
SHARES ISSUED AND REDEEMED:
   Institutional Class
      Shares Issued                                         1,273      2,307          266        272
      Shares Issued in Lieu of Cash Distributions             112        127            1         --
      Shares Redeemed                                      (2,852)    (3,334)        (879)    (1,164)
                                                         --------   --------      -------   --------
Total Institutional Class Share Transactions               (1,467)      (900)        (612)      (892)
                                                         --------   --------      -------   --------
   Retail Class A
      Shares Issued                                            12         78            6          5
      Shares Issued in Lieu of Cash Distributions               1          1            1          1
      Shares Redeemed                                         (37)       (39)          (8)        (4)
                                                         --------   --------      -------   --------
Total Retail Class A Share Transactions                       (24)        40           (1)         2
                                                         --------   --------      -------   --------
Net Increase (Decrease) in Share Transactions              (1,491)      (860)        (613)      (890)
                                                         ========   ========      =======   ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

47

                                                     THE ACHIEVEMENT FUNDS TRUST

                                                                  IDAHO                  MUNICIPAL
                                                              MUNICIPAL BOND             BOND FUND
                                                           ===================     ====================
                                                            2/1/97      2/1/96      2/1/97   11/1/96(1)
                                                              TO          TO          TO         TO
                                                           1/31/98     1/31/97     1/31/98    1/31/97
                                                           -------     -------     -------   ----------
INVESTMENT ACTIVITIES:
   Net Investment Income                                   $ 1,517     $ 1,303     $ 3,175    $   626
   Net Realized Gain (Loss) on Investments                      70         151       1,138         10
   Net Change in Unrealized
      Appreciation (Depreciation) of Investments             1,413      (1,032)      2,226         14
                                                           -------     -------     -------    -------

Increase in Net Assets
   Resulting From Operations                                 3,000         422       6,539        650
                                                           -------     -------     -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
      Institutional Class                                   (1,132)     (1,190)     (2,761)      (605)
      Retail Class A                                          (385)       (119)       (414)       (21)
   Capital Gains:
      Institutional Class                                      (90)       (158)       (763)        --
      Retail Class A                                           (34)        (17)       (116)        --
                                                           -------     -------     -------    -------
Total Distributions                                         (1,641)     (1,484)     (4,054)      (626)
                                                           -------     -------     -------    -------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
      Proceeds from Shares Issued                            5,810       7,141      16,991     57,201
      Reinvestment of Cash Distributions                        24          15          11         --
      Cost of Shares Redeemed                               (8,204)     (4,601)     (9,182)    (4,154)
                                                           -------     -------     -------    -------
Total Institutional Class Transactions                      (2,370)      2,555       7,820     53,047
                                                           -------     -------     -------    -------
   Retail Class A:
      Proceeds from Shares Issued                            4,939       4,886       7,604      5,553
      Reinvestment of Cash Distributions                       385         130         530         21
      Cost of Shares Redeemed                               (1,901)     (2,529)     (3,430)      (683)
                                                           -------     -------     -------    -------
Total Retail Class A Transactions                            3,423       2,487       4,704      4,891
                                                           -------     -------     -------    -------
Net Increase (Decrease) in Net
   Assets from Share Transactions                            1,053       5,042      12,524     57,938
                                                           -------     -------     -------    -------
Total Increase (Decrease) in Net Assets                      2,412       3,980      15,009     57,962
NET ASSETS:
   Beginning of Period                                      32,962      28,982      57,962         --
                                                           -------     -------     -------    -------
   End of Period                                           $35,374     $32,962     $72,971    $57,962
                                                           =======     =======     =======    =======
SHARES ISSUED AND REDEEMED:
   Institutional Class
      Shares Issued                                            551         683       1,673      5,709
      Shares Issued in Lieu of Cash Distributions                2           2           1         --
      Shares Redeemed                                         (782)       (440)       (901)      (413)
                                                           -------     -------     -------    -------
Total Institutional Class Share Transactions                  (229)        245         773      5,296
                                                           -------     -------     -------    -------
   Retail Class A
      Shares Issued                                            474         467         757        555
      Shares Issued in Lieu of Cash Distributions               37          12          52          2
      Shares Redeemed                                         (179)       (242)       (340)       (68)
                                                           -------     -------     -------    -------
Total Retail Class A Share Transactions                        332         237         469        489
                                                           -------     -------     -------    -------
Net Increase (Decrease) in Share Transactions                  103         482       1,242      5,785
                                                           =======     =======     =======    =======

(1) COMMENCED OPERATIONS ON NOVEMBER 1, 1996.
    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

47

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period or Year



                          NET
                          ASSET                DISTRIBUTIONS   DISTRIBUTIONS     REALIZED AND       NET                      NET
                          VALUE,      NET        FROM NET          FROM           UNREALIZED    ASSET VALUE,             ASSETS, END
                        BEGINNING  INVESTMENT    INVESTMENT       CAPITAL       GAINS (LOSSES)      END         TOTAL     OF PERIOD
                        OF PERIOD    INCOME       INCOME           GAINS        ON INVESTMENTS   OF PERIOD     RETURN+      (000)
                        ---------  ----------  -------------   -------------    --------------  ------------   -------   ----------
EQUITY FUND
===========
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1998      $14.03       0.10        (0.10)           (1.68)             2.99         $15.34      22.14%     $195,500
   January 31, 1997      $12.64       0.11        (0.11)           (0.94)             2.33         $14.03      20.00%     $177,234
   January 31, 1996      $10.24       0.17        (0.17)           (0.72)             3.12         $12.64      32.55%     $150,957
For the period ended
   January 31, 1995(1)** $10.00       0.01           --               --              0.23         $10.24       2.40%     $ 97,052
RETAIL CLASS A:
For the years ended
   January 31, 1998      $14.04       0.06        (0.06)           (1.68)             2.98         $15.34      21.78%     $  9,756
   January 31, 1997      $12.65       0.08        (0.08)           (0.94)             2.33         $14.04      19.72%     $  4,099
For the period ended
   January 31, 1996(2)** $10.52       0.14        (0.15)           (0.72)             2.86         $12.65      32.34%*    $  1,769
BALANCED FUND
=============
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1998      $12.01       0.32        (0.30)           (0.64)             1.71         $13.10      17.28%     $175,751
   January 31, 1997      $11.79       0.34        (0.35)           (0.78)             1.01         $12.01      12.03%     $156,315
   January 31, 1996      $10.20       0.39        (0.39)           (0.42)             2.01         $11.79      24.15%     $147,357
For the period ended
   January 31, 1995(1)** $10.00       0.04           --               --              0.16         $10.20       2.00%*    $112,896
RETAIL CLASS A:
For the years ended
   January 31, 1998      $12.00       0.28        (0.27)           (0.64)             1.71         $13.08      16.92%     $  3,869
   January 31, 1997      $11.78       0.31        (0.32)           (0.78)             1.01         $12.00      11.81%     $  2,875
For the period ended
   January 31, 1996(2)** $10.34       0.32        (0.31)           (0.42)             1.85         $11.78      23.88%*    $  1,664




                                           RATIO                    RATIO OF
                                        OF EXPENSES                NET INCOME
                              RATIO      TO AVERAGE     RATIO OF   TO AVERAGE
                           OF EXPENSES   NET ASSETS    NET INCOME  NET ASSETS   PORTFOLIO    AVERAGE
                           TO AVERAGE    (EXCLUDING   TO AVERAGE   (EXCLUDING   TURNOVER    COMMISSION
                           NET ASSETS     WAIVERS)     NET ASSETS    WAIVERS)     RATE        RATE(5)
                           -----------  -----------   -----------  ----------   ---------   -------
EQUITY FUND
===========
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1998           0.90%        1.00%          0.63%       0.53%       36.68%    $0.0603
   January 31, 1997           0.90%        1.07%          0.81%       0.64%       97.14%    $0.0603
   January 31, 1996           0.90%        1.14%          1.43%       1.19%      103.85%       n/a
For the period ended
   January 31, 1995(1)**      0.90%        1.26%          1.22%       0.86%        6.03%       n/a
RETAIL CLASS A:
For the years ended
   January 31, 1998           1.15%        1.28%          0.33%       0.20%       36.68%    $0.0603
   January 31, 1997           1.15%        1.31%          0.52%       0.36%       97.14%    $0.0603
For the period ended
   January 31, 1996(2)**      1.15%        1.37%          0.99%       0.77%      103.85%       n/a
BALANCED FUND
=============
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1998           0.90%        1.02%          2.49%       2.37%       30.91%    $0.0600
   January 31, 1997           0.90%        1.07%          2.90%       2.73%       68.11%    $0.0601
   January 31, 1996           0.90%        1.14%          3.48%       3.24%       59.74%       n/a
For the period ended
   January 31, 1995(1)**      0.90%        1.26%          3.61%       3.25%        1.70%       n/a
RETAIL CLASS A:
For the years endeD
   January 31, 1998           1.15%        1.27%          2.23%       2.11%       30.91%    $0.0600
   January 31, 1997           1.15%        1.32%          2.64%       2.47%       68.11%    $0.0601
For the period ended
   January 31, 1996(2)**      1.15%        1.38%          3.06%       2.83%       59.74%       n/a

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF FINANCIAL STATEMENTS.
48

                                                    THE ACHIEVEMENT FUNDS TRUST
-------------------------------------------------------------------------------


                          NET
                          ASSET                DISTRIBUTIONS   DISTRIBUTIONS     REALIZED AND       NET                      NET
                          VALUE,      NET        FROM NET          FROM           UNREALIZED    ASSET VALUE,             ASSETS, END
                        BEGINNING  INVESTMENT    INVESTMENT       CAPITAL       GAINS (LOSSES)      END         TOTAL     OF PERIOD
                        OF PERIOD    INCOME       INCOME           GAINS        ON INVESTMENTS   OF PERIOD     RETURN+      (000)
                        ---------  ----------  -------------   -------------    --------------  ------------   -------   -----------
INTERMEDIATE TERM
BOND FUND
=================
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1998      $10.37       0.62        (0.62)           --                 0.26         $10.63       8.82%     $161,742
   January 31, 1997      $10.79       0.62        (0.62)           --                (0.42)        $10.37       2.06%     $134,645
   January 31, 1996      $10.09       0.71        (0.70)           --                 0.69         $10.79      13.62%     $115,307
For the period ended
   January 31, 1995(1)** $10.00       0.05        (0.06)           --                 0.10         $10.09       1.54%*    $ 65,633
RETAIL CLASS A:
For the years ended
   January 31, 1998      $10.40       0.60        (0.60)           --                 0.26         $10.66       8.60%     $  2,776
   January 31, 1997      $10.82       0.60        (0.60)           --                (0.42)        $10.40       1.80%     $  2,730
For the period ended
   January 31, 1996(2)** $10.16       0.56        (0.55)           --                 0.65         $10.82      13.49%*    $    963
SHORT TERM
BOND FUND
===========
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1998      $10.01       0.57        (0.57)           --                 0.04         $10.05       6.25%     $ 50,853
   January 31, 1997      $10.18       0.60        (0.60)           --                (0.17)        $10.01       4.40%     $ 65,328
   January 31, 1996      $10.02       0.67        (0.65)           --                 0.14         $10.18       7.80%     $ 75,632
For the period ended
   January 31, 1995(1)** $10.00       0.04        (0.06)           --                 0.04         $10.02       0.79%*    $ 70,380
RETAIL CLASS A:
For the years ended
   January 31, 1998      $10.00       0.55        (0.55)           --                 0.04         $10.04       6.04%     $    204
   January 31, 1997      $10.18       0.57        (0.58)           --                (0.17)        $10.00       4.04%     $    443
For the period ended
   January 31, 1996(2)** $10.03       0.53        (0.52)           --                 0.14         $10.18       7.55%*    $     39


                                           RATIO                    RATIO OF
                                        OF EXPENSES                NET INCOME
                              RATIO      TO AVERAGE     RATIO OF   TO AVERAGE
                           OF EXPENSES   NET ASSETS    NET INCOME  NET ASSETS   PORTFOLIO    AVERAGE
                           TO AVERAGE    (EXCLUDING   TO AVERAGE   (EXCLUDING   TURNOVER    COMMISSION
                           NET ASSETS     WAIVERS)     NET ASSETS   WAIVERS)      RATE        RATE(5)
                           -----------  -----------   -----------  ----------   ---------   ----------
INTERMEDIATE TERM
BOND FUND
=================
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1998           0.75%        0.87%          5.99%       5.87%      20.91%        n/a
   January 31, 1997           0.75%        0.95%          6.02%       5.82%      21.23%        n/a
   January 31, 1996           0.75%        1.02%          6.14%       5.87%      85.16%        n/a
For the period ended
   January 31, 1995(1)**      0.75%        1.13%          5.60%       5.22%      10.57%        n/a
RETAIL CLASS A:
For the years ended
   January 31, 1998           1.00%        1.11%          5.75%       5.64%      20.91%        n/a
   January 31, 1997           1.00%        1.18%          5.76%       5.58%      21.23%        n/a
For the period ended
   January 31, 1996(2)**      1.00%        1.26%          5.74%       5.48%      85.16%        n/a
SHORT TERM
BOND FUND
===========
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1998           0.75%        0.95%          5.68%       5.48%      48.90%        n/a
   January 31, 1997           0.75%        0.96%          6.00%       5.79%      40.80%        n/a
   January 31, 1996           0.75%        0.99%          6.11%       5.87%      83.64%        n/a
For the period ended
   January 31, 1995(1)**      0.75%        1.13%          4.21%       3.83%      11.95%        n/a
RETAIL CLASS A:
For the years ended
   January 31, 1998           1.00%        1.18%          5.43%       5.25%      48.90%        n/a
   January 31, 1997           1.00%        1.20%          5.74%       5.54%      40.80%        n/a
For the period ended
   January 31, 1996(2)**      1.00%        1.23%          5.75%       5.52%      83.64%        n/a

*  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
** RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
+  RETURNS DO NOT REFLECT ANY SALES LOAD THAT MAY BE APPLICABLE.
(1) COMMENCED OPERATIONS ON DECEMBER 28, 1994.
(2) COMMENCED OPERATIONS ON MARCH 6, 1995.
(3) COMMENCED OPERATIONS ON NOVEMBER 1, 1996.
(4) COMMENCED OPERATIONS ON NOVEMBER 4, 1996.
(5) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.

   AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period or Year


                          NET
                          ASSET                DISTRIBUTIONS   DISTRIBUTIONS     REALIZED AND       NET                      NET
                          VALUE,      NET        FROM NET          FROM           UNREALIZED    ASSET VALUE,             ASSETS, END
                        BEGINNING  INVESTMENT    INVESTMENT       CAPITAL       GAINS (LOSSES)      END         TOTAL     OF PERIOD
                        OF PERIOD    INCOME       INCOME           GAINS        ON INVESTMENTS   OF PERIOD     RETURN+      (000)
                        ---------  ----------  -------------   -------------    --------------  ------------   -------   -----------
SHORT TERM
MUNICIPAL
BOND FUND
==========
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1998      $10.08       0.37        (0.38)           (0.07)             0.05         $10.05      4.38%      $15,626
   January 31, 1997      $10.23       0.39        (0.39)           (0.07)            (0.08)        $10.08      3.03%      $21,846
   January 31, 1996      $10.01       0.43        (0.42)           (0.05)             0.26         $10.23      6.71%      $31,304
For the period ended
   January 31, 1995(1)** $10.00       0.03        (0.03)              --              0.01         $10.01      0.43%*     $33,682
RETAIL CLASS A:
For the years ended
   January 31, 1998      $10.10       0.35        (0.35)           (0.07)             0.05         $10.08      4.08%      $   223
   January 31, 1997      $10.25       0.36        (0.36)           (0.07)            (0.08)        $10.10      2.76%      $   228
For the period ended
   January 31, 1996(2)** $10.01       0.33        (0.33)           (0.05)             0.29         $10.25      6.99%*     $   212
IDAHO MUNICIPAL
BOND FUND
===============
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1998      $10.41       0.47        (0.47)         (0.04)               0.45         $10.82      9.06%      $26,093
   January 31, 1997      $10.80       0.46        (0.46)         (0.06)              (0.33)        $10.41      1.31%      $27,487
   January 31, 1996      $10.13       0.52        (0.51)         (0.12)               0.78         $10.80     12.68%      $25,873
For the period ended
   January 31, 1995(1)** $10.00       0.04        (0.04)            --                0.13         $10.13      1.74%*     $25,894
RETAIL CLASS A:
For the years ended
   January 31, 1998      $10.44       0.45        (0.45)         (0.04)               0.45         $10.85      8.84%      $ 9,281
   January 31, 1997      $10.83       0.44        (0.44)         (0.06)              (0.33)        $10.44      1.05%      $ 5,475
For the period ended
   January 31, 1996(2)** $10.21       0.41        (0.40)         (0.12)               0.73         $10.83     12.60%*     $ 3,109
MUNICIPAL
BOND FUND
=========
INSTITUTIONAL CLASS:
For the year ended
   January 31, 1998      $10.02       0.48        (0.48)         (0.12)               0.48         $10.38      9.90%      $63,028
For the period ended
   January 31, 1997(3)** $10.00       0.12        (0.12)            --                0.02         $10.02      1.34%*     $53,067
RETAIL CLASS A:
For the year ended
   January 31, 1998      $10.01       0.46        (0.46)         (0.12)               0.49         $10.38      9.78%      $ 9,943
For the period ended
   January 31, 1997(4)** $10.01       0.15        (0.15)            --                  --         $10.01      1.48%*     $ 4,895


                                           RATIO                    RATIO OF
                                        OF EXPENSES                NET INCOME
                              RATIO      TO AVERAGE     RATIO OF   TO AVERAGE
                           OF EXPENSES   NET ASSETS    NET INCOME  NET ASSETS   PORTFOLIO
                           TO AVERAGE    (EXCLUDING   TO AVERAGE   (EXCLUDING   TURNOVER
                           NET ASSETS     WAIVERS)     NET ASSETS    WAIVERS)      RATE
                           -----------  -----------   -----------  ----------   ---------
SHORT TERM
MUNICIPAL
BOND FUND
==========
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1998           0.75%        1.34%          3.74%       3.15%       64.76%
   January 31, 1997           0.75%        1.26%          3.79%       3.28%       41.11%
   January 31, 1996           0.75%        1.30%          3.88%       3.33%      114.09%
For the period ended
   January 31, 1995(1)**      0.75%        1.26%          3.67%       3.16%       11.80%
RETAIL CLASS A:
For the years ended
   January 31, 1998           1.00%        1.59%          3.49%       2.90%       64.76%
   January 31, 1997           1.00%        1.51%          3.56%       3.05%       41.11%
For the period ended
   January 31, 1996(2)**      1.00%        1.54%          3.49%       2.95%      114.09%
IDAHO MUNICIPAL
BOND FUND
===============
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1998           0.75%        1.10%          4.47%       4.12%       17.64%
   January 31, 1997           0.75%        1.24%          4.40%       3.91%       29.13%
   January 31, 1996           0.75%        1.35%          4.52%       3.92%       58.94%
For the period ended
   January 31, 1995(1)**      0.75%        1.38%          4.21%       3.58%        5.66%
RETAIL CLASS A:
For the years ended
   January 31, 1998           1.00%        1.37%          4.22%       3.85%       17.64%
   January 31, 1997           1.00%        1.47%          4.15%       3.68%       29.13%
For the period ended
   January 31, 1996(2)**      1.00%        1.58%          4.18%       3.60%       58.94%
MUNICIPAL
BOND FUND
=========
INSTITUTIONAL CLASS:
For the year ended
   January 31, 1998           0.75%        1.05%          4.72%       4.42%       93.18%
For the period ended
   January 31, 1997(3)**      0.75%        1.07%          4.58%       4.26%       19.21%
RETAIL CLASS A:
For the year ended
   January 31, 1998           1.00%        1.32%          4.48%       4.16%       93.18%
For the period ended
   January 31, 1997(4)**      1.00%        1.29%          4.35%       4.06%       19.21%

*  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
** RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
+  RETURNS DO NOT REFLECT ANY SALES LOAD THAT MAY BE APPLICABLE.
(1) COMMENCED OPERATIONS ON DECEMBER 28, 1994.
(2) COMMENCED OPERATIONS ON MARCH 6, 1995.
(3) COMMENCED OPERATIONS ON NOVEMBER 1, 1996.
(4) COMMENCED OPERATIONS ON NOVEMBER 4, 1996.
(5) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.

   AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

50

JANUARY 31, 1998                                    THE ACHIEVEMENT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS

 1. ORGANIZATION
===============================================================================
     The Achievement Funds Trust (the "Trust"), formerly the FSB Funds, was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated December 16, 1988, which agreement was amended and restated on October 7, 1994 and further amended on December 1, 1994.

     The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust presently consists of a series of seven funds (the "Funds") which includes the Equity Fund and the Balanced Fund (the "Stock Funds") and the Intermediate Term Bond Fund, the Short Term Bond Fund, the Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond Fund (the "Bond Funds"). The Funds' prospectuses provide a description of each Fund's investment objective, policies and strategies. The Trust is registered to offer two classes of shares, Institutional and Retail Class A. The Trust's declaration of trust permits the Board of Trustees to create additional funds in the future. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES
===============================================================================
     The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price, if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Option contracts are valued at the last quoted bid price as quoted on the primary exchange or board of trade on which such option contracts are stated. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. For the Equity Fund, the Balanced Fund, the Intermediate Term Bond Fund and the Short Term Bond Fund, costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion of the purchase discounts during the respective holding period, which is calculated using the effective interest method. For the Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond Fund, costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period, which is calculated using the effective interest method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-date.



                                                                    (CONTINUED)

JANUARY 31, 1998
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OPTIONS TRANSACTIONS -- In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Equity Fund and the Balanced Fund may write covered call options. A risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the underlying security increases. The Fund realizes a gain upon the expiration of a written call option. When a written call option is closed prior to expiration by being exercised, the proceeds of the sale are increased by the amount of original premium received.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses and accumulated realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

MANAGEMENT ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid on a quarterly basis for the Equity Fund. The Balanced Fund declares and pays its dividend on a monthly basis. The Bond Funds declare dividends on a daily basis and pay them on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

     Income distributions and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified for book purposes. As of January 31, 1998, $11,618 has been reclassified in the Equity Fund from undistributed net investment income to accumulated net realized gain. This reclassification has no effect on net assets or net assets per share.

FEDERAL INCOME TAXES -- It is the Trust's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

ORGANIZATION COSTS -- Organizational costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

                                                    THE ACHIEVEMENT FUNDS TRUST
3. INVESTMENT ADVISORY AND CUSTODIAL SERVICES
===============================================================================
     Pursuant to an investment advisory agreement dated December 27, 1994, as amended, investment advisory services are provided to the Funds by First Security Investment Management, Inc. (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Stock Funds and 0.60% of the average daily net assets of the Bond Funds. Such fee is computed daily and paid monthly. During the year ended January 31, 1998, the Adviser voluntarily waived a portion of its fees in order to limit operating expenses.

     The Trust and CoreStates Bank (the "Custodian") are parties to a custodial agreement dated December 27, 1994, under which the Custodian holds cash, securities and other assets of the Trust, as required by the Investment Company Act of 1940. In its capacity as custodian to the Trust, the Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Funds.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
===============================================================================
     Pursuant to an administrative agreement dated December 27, 1994, SEI Fund Resources ("SFR") acts as the Trust's Administrator. Under the terms of such an agreement, SFR is entitled to receive an annual fee of 0.20% of the average daily net assets of the Equity Fund, Balanced Fund, Intermediate Term Bond Fund, Short Term Bond Fund and the Municipal Bond Fund. The Administrator is entitled to a fee from the Short Term Municipal Bond Fund and the Idaho Municipal Bond Fund in an amount equal to the greater of 0.20% of their daily net assets or $100,000 per annum. The Administrator has voluntarily agreed to waive a portion of its fee for the year ended January 31, 1998 for the Short Term Municipal Bond Fund and the Idaho Municipal Bond Fund in order to limit operating expenses.

     Pursuant to an agreement dated December 27, 1994, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing, shareholder servicing and administrative services for the Trust.

     SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company, acts as the Trust's Distributor pursuant to a distribution agreement dated December 27, 1994. The Distributor receives no fee for its services in connection with distribution of the Institutional shares. The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Retail Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for the payment by the Trust to the Distributor of up to
 .25% of the average daily net assets of the Retail Class A shares.

     Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

                                                                    (CONTINUED)

JANUARY 31, 1998
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

 5. INVESTMENT TRANSACTIONS
===============================================================================
     The cost of security purchases and the proceeds from the sale of securities, other than short-term investments for the year ended January 31, 1998, are presented below for the Funds. On January 31, 1998 the total cost of securities and the net realized gains and losses on securities sold for federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized gain or loss on securities at January 31, 1998 for each Fund is as follows:

FUND INVESTMENT TRANSACTIONS (000)

                                                                            SHORT TERM     IDAHO
                                                INTERMEDIATE      SHORT      MUNICIPAL    MUNICIPAL  MUNICIPAL
                            EQUITY    BALANCED     TERM BOND    TERM BOND      BOND         BOND       BOND
                             FUND       FUND         FUND          FUND         FUND         FUND      FUND
                          =========   ========  ============    =========   ==========    =========  =========
Purchases
   U.S. Government
      Securities           $    --    $ 3,493      $25,400       $12,010      $    --      $    --    $    --
   Other                    69,134     46,101       21,678        14,116       12,324        8,178     71,254
Sales
   U.S. Government
      Securities                --      7,129       24,212        16,124           --           --         --
   Other                    78,775     50,535        5,191        25,998       18,366        5,878     60,557

Aggregate gross
   unrealized gain          56,310     35,597        4,233           294          173        1,783      2,285
Aggregate gross
   unrealized loss          (2,014)    (1,091)        (329)          (80)         (23)          --        (45)
                          --------    -------      -------       -------      -------      -------    -------
Net unrealized gain       $ 54,296    $34,506      $ 3,904       $   214      $   150      $ 1,783    $ 2,240
                          ========    =======      =======       =======      =======      =======    =======

     At January 31, 1998, the Intermediate Term Bond Fund and the Short Term Bond Fund had capital loss carryforwards for federal tax purposes. The losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains. Such capital loss carryforwards will expire as listed below:

                                         INTERMEDIATE           SHORT
                                           TERM BOND          TERM BOND
                                             FUND               FUND
                                         ============         ==========
  Carryforwards to Expire in 2004          $1,567,931         $2,034,615
  Carryforwards to Expire in 2005             519,195              8,234
  Carryforwards to Expire in 2006             468,346            226,204

                                                    THE ACHIEVEMENT FUNDS TRUST

6. CONCENTRATION OF CREDIT RISK
===============================================================================

     The Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond Fund invest in debt instruments of municipal issuers. The issuer's ability to meet their obligations may be affected by economic developments in a specific state or region. The Idaho Municipal Bond Fund invests primarily in obligations of municipalities located in Idaho. The Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond Fund invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At January 31, 1998, the percentage of total value of investments by each revenue source was as follows:

                         SHORT TERM             IDAHO
                          MUNICIPAL           MUNICIPAL          MUNICIPAL
                          BOND FUND           BOND FUND          BOND FUND
                         ==========           =========          =========
Cash Equivalents              1%                   2%                 1%
Education Bonds              17%                   5%                11%
General Obligation           46%                  71%                18%
Hospital Bonds               13%                   4%                13%
Housing Bonds                 4%                   4%                28%
Public Facility Bonds         4%                   3%                 3%
Other Revenue Bonds           7%                   5%                13%
Transportation Bonds          3%                   3%                 4%
Utility Bonds                 5%                   3%                 9%
                          ------               ------             ------
                            100%                 100%               100%
                          ======               ======             ======
                                                                    (CONTINUED)

JANUARY 31, 1998
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

     Many municipalities insure their obligations with insurance underwritten by insurance companies that undertake to pay a holder, when due, the interest and principal amount on an obligation if the issuer defaults on its obligation. Although bond insurance reduces the risk of loss due to default by the issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements (letters of credit or guarantees issued by third party domestic or foreign banks or other institutions). At January 31, 1998, 55%, 68% and 44% of the total value of the Short Term Municipal Bond Fund, Idaho Municipal Bond Fund and the Municipal Bond Fund, respectively, were insured or had credit enhancements.
     The ratings of debt holdings by Standard & Poor's or Moody's as a percentage of total value of investments at January 31, 1998 are as follows:


                                                                          IDAHO
                                                      SHORT TERM        MUNICIPAL    MUNICIPAL
               INTERMEDIATE TERM     SHORT TERM     MUNICIPAL BOND        BOND         BOND
                   BOND FUND          BOND FUND          FUND             FUND         FUND
               =================     ==========     ==============      =========    =========

     AAA               65%                36%             56%              67%           38%
     AA+               --                 --               7%              --             6%
     AA                 3%                --               5%              11%           23%
     AA-                4%                 6%             11%               6%            2%
     A+                 4%                27%             --                2%            2%
     A                 12%                19%              4%              11%            5%
     A-                 4%                10%              4%               3%            5%
     BBB+               5%                 2%             --               --             6%
     BBB                3%                --               3%              --             7%
     BBB-              --                 --               2%              --             2%
     Not rated         --                 --               8%              --             4%
                      ----               ----            ----             ----          ----
                      100%               100%            100%             100%          100%
                      ====               ====            ====             ====          ====

7. LINE OF CREDIT
===============================================================================
     Pursuant to a credit agreement dated October 9, 1997, as amended, Morgan Guaranty Trust Company of New York provides revolving credit loans to the Funds for short-term or emergency purposes, such as funding shareholder redemptions. These loans are for the respective benefit of and repayable from the respective assets of the Funds. The aggregate principal amount over all Funds in the Trust may not exceed $10,000,000. The aggregate amount of all loans outstanding to an individual Fund shall not exceed 5% of the total net assets of that Fund. As of January 31, 1998, none of the Funds had loans outstanding. For the period ended January 31, 1998, the maximum amount borrowed was $2,500,000, the average outstanding was $41,989, and the daily weighted average interest rate was 8.50%.

                                                    THE ACHIEVEMENT FUNDS TRUST

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of the Achievement Funds Trust:

We have audited the accompanying statements of net assets of The Achievement Funds Trust (the "Trust"), including the Equity Fund, the Balanced Fund, the Intermediate Term Bond Fund, the Short Term Bond Fund, the Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond Fund as of January 31, 1998, the related statements of operations for the year then ended, changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Achievement Funds Trust as of January 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
March 20, 1998

NOTICE TO SHAREHOLDERS
(UNAUDITED)
         For shareholders that do not have a January 31, 1998 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 1998 tax year-end, please consult your tax adviser as to the pertinence of this notice.

         For the fiscal year ended January 31, 1998, each fund is designating the following items with regard to distributions paid during the year.


                                                             LONG-TERM           MID-TERM             ORDINARY
                                                           CAPITAL GAIN        CAPITAL GAIN            INCOME
                        FUND                               DISTRIBUTION        DISTRIBUTION         DISTRIBUTION
---------------------------------------                   --------------       ------------         ------------
Equity Fund                                                     16.12%              31.00%              52.88%
Balanced Fund                                                   24.38%              16.68%              58.94%
Intermediate Term Bond Fund                                      0.00%               0.00%             100.00%
Short Term Bond Fund                                             0.00%               0.00%             100.00%
Short Term Municipal Bond Fund                                   2.65%              10.81%               2.49%
Idaho Municipal Bond Fund                                        1.31%               6.00%               0.30%
Municipal Bond Fund                                             14.90%               0.14%               7.12%

                                                            TAX EXEMPT
                                                              INCOME                                 QUALIFYING
                        FUND                               DISTRIBUTION            TOTAL            DIVIDENDS(1)
---------------------------------------                    ------------            -----            ------------
Equity Fund                                                      0.00%             100%                 59.32%
Balanced Fund                                                    0.00%             100%                 17.75%
Intermediate Term Bond Fund                                      0.00%             100%                  0.00%
Short Term Bond Fund                                             0.00%             100%                  0.00%
Short Term Municipal Bond Fund                                  84.05%             100%                  0.00%
Idaho Municipal Bond Fund                                       92.39%             100%                  0.00%
Municipal Bond Fund                                             77.84%             100%                  0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

None of the Funds qualify in California, Connecticut, or New York to pass through exempt interest dividends from U.S. government obligations.
None of the Funds qualify for Foreign Tax Credit.

                                       NOTES

                                       NOTES
60

                                     ------------------------------------------
                                     The Achievement Funds

                                     BOARD OF TRUSTEES
                                     Frederick A. Moreton, Jr.
                                     Robert G. Love
                                     August Glissmeyer, Jr.
                                     Carl S. Minden
                                     George L. Denton, Jr.
                                     Kent H. Murdock
                                     James H. Gardner
                                     Blaine Huntsman

                                     INVESTMENT ADVISER
                                     First Security Investment Management, Inc.
                                     Salt Lake City, UT 84111

                                     ADMINISTRATOR
                                     SEI Fund Resources
                                     Oaks, PA 19456

                                     DISTRIBUTOR
                                     SEI Investment Distribution Co.
                                     Oaks, PA 19456

                                     LEGAL COUNSEL
                                     Ballard Spahr Andrews & Ingersoll
                                     Philadelphia, PA 19103

                                     INDEPENDENT ACCOUNTANTS
                                     Deloitte & Touche LLP
                                     Princeton, NJ 08540

                                     CUSTODIAN
                                     CoreStates Bank, N.A.
                                     Philadelphia, PA 19101

                                   [LOGO OMITTED]
                       THE ACHIEVEMENT FUNDS For Your Life's Journey

Shares of any of The Achievement Funds are:
[BULLET] not obligations or deposits of, or guaranteed by First Security Corporation or any of its banks or non-bank subsidiaries;
[BULLET] not federally insured by the FDIC, the Federal Reserve Board or any other government agency;
[BULLET]  subject to investment risk, including the possible loss of principal.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in a Fund unless preceded or accompanied by a current prospectus.


                      FOR MORE INFORMATION, INCLUDING A PROSPECTUS,
                                  CALL 1-800-472-0577.


                                     ACH-F-014-04